UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number 811-06336

Franklin Templeton International Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
April 30, 2015

Templeton Foreign Smaller Companies Fund

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Templeton Foreign Smaller
Companies Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and
Statement of Investments	12
Financial Statements	20
Notes to Financial Statements	23
Shareholder Information	30

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Semiannual Report

Templeton Foreign Smaller Companies Fund

We are pleased to bring you Templeton Foreign Smaller Companies Fund’s semiannual report for the period ended April 30, 2015. At the market close on December 10, 2013, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. We believe this closure can help us effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +10.72% cumulative total return. In comparison, the MSCI All Country World Index Ex USA Small Cap Index, which measures performance of international small capitalization stocks in developed and emerging markets, excluding the U.S., generated a total return of +8.48%.1 Please note that index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the

Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review even though economic activity in some countries slowed. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the six-month period amid a generally accommodative monetary policy environment and some signs of economic improvement in Europe and Japan. Oil prices declined sharply during the six-month period owing to strong global supply, and gold prices ended lower due to benign global inflation and a strong U.S. dollar.

U.S. economic growth moderated during the period under review. Lower energy prices and a stronger U.S. dollar along with harsh weather and labor disputes at key ports weighed on economic performance. Economic activity slowed in 2015’s first quarter as the dampening effects of lower exports and decreases in business investment and state and local government spending largely offset the positive effects from increases in consumer spending and private inventory investment. Although the U.S. Federal Reserve Board (Fed) stated that it could be patient with regard to raising interest rates, in March, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal. In its April meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 16.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Outside the U.S., economic growth slowed in the U.K. during 2015’s first quarter as the mining, construction and agriculture sectors contracted. In the eurozone, however, the economy showed signs of improvement as the gross domestic product growth rate picked up in the fourth quarter, led by Germany, the region’s largest economy. The European Central Bank (ECB) maintained its benchmark interest rate during the period and expanded its asset purchase program to boost inflation and stimulate the economy. Although the region benefited from lower oil prices, a weaker euro that helped exports, and the ECB’s accommodative policies, it continued to face headwinds such as deflationary pressures and the crisis in Ukraine. In March, the ECB raised its 2015 eurozone growth forecast as economic activity improved early in the year.

The Bank of Japan (BOJ) broadened its stimulus measures amid weak domestic demand and lower inflation. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports, while growth in domestic consumption and capital spending remained relatively weak. Toward period-end, the BOJ maintained its monetary policy and lowered its economic growth and inflation forecasts.

In emerging markets, economic growth generally moderated. Brazil’s economy contracted in the fourth quarter of 2014 as the country continued to face headwinds such as high inflation, lower commodity prices and a severe drought. Emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period, driven by the effect of China’s fiscal and monetary stimulus measures on domestic equities, the ECB’s monetary easing and the Fed’s continued accommodative policy stance. However, concerns surrounding the course of U.S. monetary policy, less robust Chinese economic data, continued geopolitical tensions in Ukraine and the Middle East, Greece’s debt concerns and slower global economic growth hampered emerging market stocks. Also weighing on investor sentiment was the drop in crude oil prices, which pressured several oil-producing countries’ financial positions and currencies. A temporary solution to Greece’s dispute with its international creditors and a Russia-Ukraine ceasefire agreement helped emerging market stocks during the period. Central bank actions varied across emerging markets. Some central banks raised interest rates in response to rising inflation and weakening currencies, while others lowered rates in efforts to promote economic growth.

Top 10 Sectors/Industries
4/30/15
% of Total
Net Assets
Auto Components	8.2%
Machinery	6.4%
Textiles, Apparel & Luxury Goods	6.3%
Household Durables	6.1%
Capital Markets	5.1%
Personal Products	4.6%
Electronic Equipment, Instruments & Components	4.1%
Banks	3.9%
Energy Equipment & Services	3.7%
Diversified Consumer Services	3.5%

Investment Strategy

We employ a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company’s true worth.

Manager’s Discussion

Several holdings performed well and contributed to the Fund’s absolute performance during the period under review. Huhtamaki is a Finnish company that manufactures and supplies packaging for various industries. The company’s solid strategy execution improved productivity and created a geographical footprint in which a considerable percentage of sales came from emerging markets. In our view, this performance improved Huhtamaki’s growth profile, and we believe the company’s sales in emerging markets have the potential for strong growth.

Amer Sports is a Finnish sporting goods company with revenues diversified across several product areas, including winter sports equipment, apparel and footwear, ball sports and fitness equipment. During the period, Amer announced its acquisition of Louisville Slugger, a baseball goods brand. We believe this acquisition may not significantly increase group sales, but this deal was Amer’s first meaningful acquisition since Salomon in 2005. The company expected the acquisition to have little impact on Amer’s margins in its fiscal year 2015 but to potentially add to its profits in the following fiscal year.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Top 10 Holdings
4/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Amer Sports OYJ	2.2%
Leisure Products, Finland
Huhtamaki OYJ	1.9%
Containers & Packaging, Finland
Value Partners Group Ltd.	1.9%
Capital Markets, Hong Kong
Ontex Group NV	1.9%
Personal Products, Belgium
Kobayashi Pharmaceutical Co. Ltd.	1.9%
Personal Products, Japan
Techtronic Industries Co. Ltd.	1.9%
Household Durables, Hong Kong
Asics Corp.	1.8%
Textiles, Apparel & Luxury Goods, Japan
Arcadis NV	1.8%
Construction & Engineering, Netherlands
Gerresheimer AG	1.8%
Life Sciences Tools & Services, Germany
Aalberts Industries NV	1.8%
Machinery, Netherlands

Italian medical technology specialist Sorin had a high-quality cardiopulmonary and heart valve business but suffered from high expenses and an undersized Cardiac Rhythm Management (CRM) business. During the period, the company announced its merger with U.S. medical technology company Cyberonics. We believe this merger could strengthen Sorin’s presence in the lucrative U.S. market, potentially reduce costs and create a more credible platform to bring new CRM and neuromodula-tion products to market.

In contrast, the Fund had some underperformers during the period. X5 Retail Group is Russia’s second-largest retailer. During the period, the crisis between Ukraine and Russia impacted shares. We liquidated our position in the company by period-end.

Singapore-based Ezion, which owns offshore assets and provides offshore marine logistics services to the oil and gas industry, was another significant detractor. Ezion offered a range of services with strong demand within the Asia-Pacific region, and the management team has a long history of successful execution and excellent contacts within the oil and gas industry. Ezion’s market capitalization is quite small, however, and as a result the company, in our opinion, has been overlooked by investors. However, we believe that Ezion could soon take its earnings and profile to a higher level.

Headquartered in Canada, Dorel Industries is a leading global consumer products manufacturer, importer and marketer specializing in juvenile goods, home furnishings and leisure and recreational products. Performance was negatively affected by the U.S. dollar’s continued strength during the period, which weighed on earnings in markets outside of the U.S., where Dorel derives almost half of its revenue. Dorel traded at a steep discount to its peers and offered what we considered an attractive free cash flow yield, and we initiated a position during the period. Despite its portfolio of well-known consumer products, a strong track record for creating shareholder value and a platform to continue to drive future growth, investors outside of Canada showed little awareness of the company. Additionally, Dorel recently announced a restructuring that could reduce development and supply chain lead times, improve cost structures and operating margins and lower warranty costs.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

David Tuttle assumed portfolio manager responsibilities for the Fund effective January 15, 2015. He is a vice president, portfolio manager and research analyst for the Templeton Global Equity Group and is responsible for North American thrift and mortgage, Canadian banks and financial services, as well as small-cap resources, telecommunications and financials. Prior to joining Franklin Templeton in 2002, Mr. Tuttle was a senior associate for PricewaterhouseCoopers in the Corporate Valuation Consulting and Project Finance and Privatization Groups. He is a Chartered Financial Analyst (CFA) Charterholder, a Certified Financial Planner (CFP) and a member of the Toronto Society of Financial Analysts.

CFA® is a trademark owned by CFA Institute.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14[1]	Change
A (FINEX)	$17.84	$16.33	+$1.51
C (FCFSX)	$17.19	$15.67	+$1.52
R6 (N/A)	$17.81	$16.37	+$1.44
Advisor (FTFAX)	$17.80	$16.33	+$1.47

Distributions (11/1/14–4/30/15)
Dividend
Share Class	Income
A	$0.2220
C	$0.0930
R6	$0.3375
Advisor	$0.2763

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TEMPLETON FOREIGN SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

Performance as of 4/30/15

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual
	Cumulative	Average Annual	$10,000	Total Return	Operating Expenses[6]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(3/31/15)[5]	(with waiver)	(without waiver)
A					1.67%	1.67%
6-Month	+10.72%[1]	+4.34%	$10,434
1-Year	+1.41%	-4.43%	$9,557	-9.63%
5-Year	+34.31%	+4.83%	$12,657	+4.08%
10-Year	+80.43%	+5.46%	$17,009	+4.40%
C					2.42%	2.42%
6-Month	+10.30%[1]	+9.30%	$10,930
1-Year	+0.67%	-0.33%	$9,967	-5.86%
5-Year	+29.38%	+5.29%	$12,938	+4.55%
10-Year	+67.45%	+5.29%	$16,745	+4.23%
R6[7]					1.10%	1.11%
6-Month	+11.14%[1]	+11.14%	$11,114
1-Year	+2.04%	+2.04%	$10,204	-3.61%
Since Inception (5/1/13)	+12.17%	+5.92%	$11,217	+2.74%
Advisor					1.42%	1.42%
6-Month	+10.93%[1]	+10.93%	$11,093
1-Year	+1.71%	+1.71%	$10,171	-3.92%
5-Year	+36.14%	+6.36%	$13,614	+5.60%
10-Year	+85.06%	+6.35%	$18,506	+5.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited greater price volatility than large company stocks, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Price and total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at
10/31/14 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Class R6 has a fee waiver contractually guaranteed through at least 2/29/16. Investment results reflect the fee waiver; to the extent applicable; without this reduction, the results would have been lower.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,107.20	$9.20
Hypothetical (5% return before expenses)	$1,000	$1,016.07	$8.80
C
Actual	$1,000	$1,103.00	$13.09
Hypothetical (5% return before expenses)	$1,000	$1,012.35	$12.52
R6
Actual	$1,000	$1,111.40	$5.97
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.71
Advisor
Actual	$1,000	$1,109.30	$7.95
Hypothetical (5% return before expenses)	$1,000	$1,017.26	$7.60

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.76%; C: 2.51%; R6: 1.14% (net of expense waivers); and Advisor: 1.52%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Highlights
Templeton Foreign Smaller Companies Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.31	$18.02	$14.39	$13.92	$15.47	$12.82
Income from investment operations[a]:
Net investment income[b]	0.03	0.05 [c]	0.13	0.24	0.12	0.08
Net realized and unrealized gains (losses)	1.72	(1.50)	3.77	0.38	(1.60)	2.68
Total from investment operations	1.75	(1.45)	3.90	0.62	(1.48)	2.76
Less distributions from net investment
income	(0.22)	(0.26)	(0.27)	(0.15)	(0.07)	(0.11)
Net asset value, end of period	$17.84	$16.31	$18.02	$14.39	$13.92	$15.47

Total return[d]	10.93%	(8.11)%	27.43%	4.67%	(9.60)%	21.71%

Ratios to average net assets[e]
Expenses	1.76%	1.67%	1.65%[f]	1.65%	1.55%[f]	1.59%[f]
Net investment income	0.34%	0.30%[c]	0.83%	1.72%	0.80%	0.56%

Supplemental data
Net assets, end of period (000’s)	$93,736	$94,088	$131,844	$103,168	$121,119	$163,993
Portfolio turnover rate	37.47%	38.68%	42.94%	57.56%	50.03%	19.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.01)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.65	$17.31	$13.83	$13.36	$14.89	$12.39
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.08)[c]	0.01	0.13	0.01	(0.02)
Net realized and unrealized gains (losses)	1.66	(1.44)	3.63	0.38	(1.54)	2.60
Total from investment operations	1.63	(1.52)	3.64	0.51	(1.53)	2.58
Less distributions from net investment
income	(0.09)	(0.14)	(0.16)	(0.04)	—	(0.08)
Net asset value, end of period	$17.19	$15.65	$17.31	$13.83	$13.36	$14.89

Total return[d]	10.51%	(8.82)%	26.58%	3.85%	(10.28)%	20.90%

Ratios to average net assets[e]
Expenses	2.51%	2.42%	2.40%[f]	2.40%	2.30%[f]	2.34%[f]
Net investment income (loss)	(0.41)%	(0.45)%[c]	0.08%	0.97%	0.05%	(0.19)%

Supplemental data
Net assets, end of period (000’s)	$12,286	$13,040	$16,027	$12,814	$14,457	$17,202
Portfolio turnover rate	37.47%	38.68%	42.94%	57.56%	50.03%	19.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.76)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)
	Six Months Ended	Year Ended
	April 30, 2015	October 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.34	$18.03	$16.53
Income from investment operations[b]:
Net investment income[c]	0.08	0.15 [d]	0.16
Net realized and unrealized gains (losses)	1.73	(1.51)	1.34
Total from investment operations	1.81	(1.36)	1.50
Less distributions from net investment income	(0.34)	(0.33)	—
Net asset value, end of period	$17.81	$16.34	$18.03

Total return[e]	11.35%	(7.64)%	9.07%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.15%	1.11%	2.55%
Expenses net of waiver and payments by affiliates	1.14%	1.10%	1.12%[g]
Net investment income	0.96%	0.87%[d]	1.36%

Supplemental data
Net assets, end of period (000’s)	$958	$835	$5
Portfolio turnover rate	37.47%	38.68%	42.94%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.56%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.30	$18.00	$14.38	$13.93	$15.48	$12.81
Income from investment operations[a]:
Net investment income[b]	0.05	0.10 [c]	0.18	0.26	0.17	0.11
Net realized and unrealized gains (losses)	1.73	(1.50)	3.75	0.39	(1.61)	2.69
Total from investment operations	1.78	(1.40)	3.93	0.65	(1.44)	2.80
Less distributions from net investment income	(0.28)	(0.30)	(0.31)	(0.20)	(0.11)	(0.13)
Net asset value, end of period	$17.80	$16.30	$18.00	$14.38	$13.93	$15.48

Total return[d]	11.13%	(7.90)%	27.79%	4.90%	(9.38)%	22.06%

Ratios to average net assets[e]
Expenses	1.52%	1.42%	1.40%[f]	1.40%	1.30%[f]	1.34%[f]
Net investment income	0.58%	0.55%[c]	1.08%	1.97%	1.05%	0.81%

Supplemental data
Net assets, end of period (000’s)	$39,287	$40,153	$40,832	$31,817	$36,902	$33,172
Portfolio turnover rate	37.47%	38.68%	42.94%	57.56%	50.03%	19.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.24%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Statement of Investments, April 30, 2015 (unaudited)

Templeton Foreign Smaller Companies Fund
	Industry	Shares	Value
Closed End Funds (Cost $1,029,444) 0.9%
Thailand 0.9%
True Telecommunication Growth Infrastructure Fund	Diversified Financial Services	3,287,700	$1,254,543
Common Stocks 93.2%
Austria 0.9%
Wienerberger AG	Building Products	76,890	1,250,548
Bahamas 1.7%
[a]Steiner Leisure Ltd.	Diversified Consumer Services	53,203	2,566,513
Belgium 1.9%
[a]Ontex Group NV	Personal Products	52,170	1,552,703
[a,b]Ontex Group NV, 144A	Personal Products	40,280	1,198,829
			2,751,532
Brazil 1.4%
Companhia de Saneamento de Minas Gerais	Water Utilities	56,600	341,287
Grendene SA	Textiles, Apparel & Luxury Goods	178,100	1,065,032
Tupy SA	Auto Components	112,765	640,614
			2,046,933
Canada 7.2%
AGF Management Ltd.	Capital Markets	96,796	619,238
Badger Daylighting Inc.	Construction & Engineering	36,100	895,657
Dorel Industries Inc., B	Household Durables	58,400	1,718,003
Enerflex Ltd.	Energy Equipment & Services	57,600	772,296
Ensign Energy Services Inc.	Energy Equipment & Services	103,700	826,678
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	20,700	602,946
HudBay Minerals Inc.	Metals & Mining	236,930	2,342,304
Laurentian Bank of Canada	Banks	17,800	712,295
Mullen Group Ltd.	Energy Equipment & Services	67,100	1,163,233
Precision Drilling Corp.	Energy Equipment & Services	114,500	833,072
			10,485,722
China 5.8%
China Medical System Holdings Ltd.	Pharmaceuticals	406,000	714,523
China ZhengTong Auto Services Holdings Ltd.	Specialty Retail	1,164,500	797,829
Goldpac Group Ltd.	Technology Hardware, Storage &
	Peripherals	462,900	387,621
Haier Electronics Group Co. Ltd.	Household Durables	471,000	1,349,118
[a]Kingdee International Software Group Co. Ltd., fgn.	Software	2,652,000	1,577,431
Minth Group Ltd.	Auto Components	930,000	2,330,280
Yingde Gases Group Co. Ltd.	Chemicals	1,592,000	1,394,725
			8,551,527
Finland 4.1%
Amer Sports OYJ	Leisure Products	129,580	3,253,945
Huhtamaki OYJ	Containers & Packaging	87,800	2,814,602
			6,068,547
France 0.8%
Ipsos	Media	40,297	1,189,161
Germany 7.4%
[a]DMG MORI SEIKI AG	Machinery	33,800	1,158,807
Gerresheimer AG	Life Sciences Tools & Services	45,980	2,615,191
[a]Grand City Properties SA	Real Estate Management & Development	86,790	1,645,768

16 | Semiannual Report franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
Germany (continued)
[a]Kloeckner & Co. SE	Trading Companies & Distributors	163,930	$1,584,439
Leoni AG	Auto Components	23,440	1,514,140
Rational AG	Machinery	6,720	2,371,763
			10,890,108
Hong Kong 8.8%
EVA Precision Industrial Holdings Ltd.	Machinery	3,838,000	1,242,953
Luk Fook Holdings (International) Ltd.	Specialty Retail	401,000	1,254,677
NewOcean Energy Holdings Ltd.	Oil, Gas & Consumable Fuels	1,926,000	1,073,534
Samsonite International SA	Textiles, Apparel & Luxury Goods	398,400	1,457,298
Techtronic Industries Co. Ltd.	Household Durables	768,590	2,717,197
Value Partners Group Ltd.	Capital Markets	1,490,700	2,781,214
VTech Holdings Ltd.	Communications Equipment	166,300	2,313,060
			12,839,933
India 0.9%
LIC Housing Finance Ltd.	Thrifts & Mortgage Finance	201,535	1,363,859
Indonesia 0.9%
[a,c]Sakari Resources Ltd.	Metals & Mining	1,342,000	1,263,809
Italy 2.9%
Amplifon SpA	Health Care Providers & Services	103,868	812,319
Marr SpA	Food & Staples Retailing	95,710	1,924,454
[a]Sorin SpA	Health Care Equipment & Supplies	465,936	1,474,306
			4,211,079
Japan 15.3%
Aderans Co. Ltd.	Personal Products	60,100	564,806
Asics Corp.	Textiles, Apparel & Luxury Goods	104,900	2,697,404
Capcom Co. Ltd.	Software	70,700	1,326,476
Descente Ltd.	Textiles, Apparel & Luxury Goods	110,000	1,417,958
Iida Group Holdings Co. Ltd.	Household Durables	101,266	1,375,772
Keihin Corp.	Auto Components	103,900	1,714,407
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	38,779	2,728,399
MEITEC Corp.	Professional Services	65,000	2,098,794
Nissin Kogyo Co. Ltd.	Auto Components	28,400	470,994
Square Enix Holdings Co. Ltd.	Software	60,700	1,286,297
Sumitomo Rubber Industries Ltd.	Auto Components	114,800	2,135,613
Tokai Rika Co. Ltd.	Auto Components	30,300	744,620
Tsugami Corp.	Machinery	144,000	845,498
Tsumura & Co.	Pharmaceuticals	90,600	2,128,595
Unipres Corp.	Auto Components	40,400	837,169
			22,372,802
Netherlands 3.6%
Aalberts Industries NV	Machinery	83,407	2,590,015
Arcadis NV	Construction & Engineering	84,808	2,691,567
			5,281,582
Philippines 0.7%
Energy Development Corp.	Independent Power & Renewable
	Electricity Producers	2,088,600	379,192
Vista Land & Lifescapes Inc.	Real Estate Management & Development	3,815,300	641,371
			1,020,563

franklintempleton.com Semiannual Report | 17

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
Portugal 1.2%
[b]CTT-Correios de Portugal SA, 144A	Air Freight & Logistics	158,979	$1,797,203
Singapore 0.6%
Ezion Holdings Ltd.	Energy Equipment & Services	907,160	825,812
South Korea 7.7%
Binggrae Co. Ltd.	Food Products	15,747	1,255,574
BNK Financial Group Inc.	Banks	117,243	1,746,679
DGB Financial Group Inc.	Banks	106,728	1,203,666
Halla Visteon Climate Control Corp.	Auto Components	43,881	1,645,543
[a]Hyundai Mipo Dockyard Co. Ltd.	Machinery	9,649	801,598
KIWOOM Securities Co. Ltd.	Capital Markets	14,909	1,057,287
Korea Investment Holdings Co. Ltd.	Capital Markets	17,296	1,107,761
Sindoh Co. Ltd.	Technology Hardware, Storage &
	Peripherals	11,513	743,788
Youngone Corp.	Textiles, Apparel & Luxury Goods	27,189	1,660,620
			11,222,516
Spain 0.7%
Tecnicas Reunidas SA	Energy Equipment & Services	21,772	1,015,281
Sweden 0.8%
[a,c]D Carnegie & Co. AB	Real Estate Management & Development	228	—
[a]Orexo AB	Pharmaceuticals	32,090	380,984
Oriflame Cosmetics SA, SDR	Personal Products	42,810	739,794
			1,120,778
Switzerland 2.3%
[a]Basilea Pharmaceutica AG	Biotechnology	5,910	709,859
Tecan Group AG	Life Sciences Tools & Services	5,150	685,894
Vontobel Holding AG	Capital Markets	43,540	1,940,709
			3,336,462
Taiwan 2.2%
Simplo Technology Co. Ltd.	Electronic Equipment, Instruments &
	Components	379,000	1,887,820
Tripod Technology Corp.	Electronic Equipment, Instruments &
	Components	670,000	1,313,039
			3,200,859
Thailand 0.9%
Tisco Financial Group PCL, fgn.	Banks	994,800	1,363,256
Turkey 0.3%
Turk Traktor ve Ziraat Makineleri AS	Machinery	13,476	402,931
United Kingdom 12.2%
Bellway PLC	Household Durables	30,285	926,573
Bovis Homes Group PLC	Household Durables	62,050	888,697
Chemring Group PLC	Aerospace & Defense	140,390	463,594
Debenhams PLC	Multiline Retail	877,990	1,210,283
Devro PLC	Food Products	231,000	1,037,769
Dignity PLC	Diversified Consumer Services	80,415	2,507,241
Foxtons Group PLC	Real Estate Management & Development	20,400	68,931
HomeServe PLC	Commercial Services & Supplies	216,340	1,269,296
[b]Just Retirement Group PLC, 144A	Insurance	787,390	2,104,273

18 | Semiannual Report franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Laird PLC	Electronic Equipment, Instruments &
	Components	451,041	$2,491,143
Oxford Instruments PLC	Electronic Equipment, Instruments &
	Components	26,123	373,137
SIG PLC	Trading Companies & Distributors	414,750	1,236,445
[a]TSB Banking Group PLC	Banks	131,080	674,643
UBM PLC	Media	226,802	1,966,408
[a]Vectura Group PLC	Pharmaceuticals	267,270	643,459
			17,861,892
Total Common Stocks
(Cost $113,142,677)			136,301,208
Preferred Stocks 1.2%
Brazil 0.6%
Alpargatas SA, pfd.	Textiles, Apparel & Luxury Goods	262,600	864,559
Germany 0.6%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	8,300	962,500
Total Preferred Stocks (Cost $1,827,460)			1,827,059
Total Investments before Short Term
Investments (Cost $115,999,581)			139,382,810

		Principal
		Amount
Short Term Investments (Cost $5,999,998)
4.1%
U.S. Government and Agency Securities 4.1%
United States 4.1%
[d]FNMA, 5/01/15		$6,000,000	5,999,998
Total Investments (Cost $121,999,579)
99.4%			145,382,808
Other Assets, less Liabilities 0.6%			883,516
Net Assets 100.0%			$146,266,324

See Abbreviations on page 29.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At April 30, 2015, the aggregate value of these securities was $5,100,305, representing 3.49% of net assets.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2015, the aggregate value of these securities was $1,263,809, representing 0.86% of net assets.
dThe security is traded on a discount basis with no stated coupon rate.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 19

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Statements

Statement of Assets and Liabilities
April 30, 2015 (unaudited)

Templeton Foreign Smaller Companies Fund

Assets:
Investments in securities:
Cost	$121,999,579
Value	$145,382,808
Cash	773,301
Receivables:
Investment securities sold	41,164
Capital shares sold	97,413
Dividends	537,905
Other assets	75
Total assets	146,832,666
Liabilities:
Payables:
Investment securities purchased	20,220
Capital shares redeemed	273,373
Management fees	115,106
Distribution fees	28,628
Transfer agent fees	88,656
Trustees’ fees and expenses	99
Accrued expenses and other liabilities	40,260
Total liabilities	566,342
Net assets, at value	$146,266,324
Net assets consist of:
Paid-in capital	$140,047,928
Distributions in excess of net investment income	(1,371,032)
Net unrealized appreciation (depreciation)	23,378,169
Accumulated net realized gain (loss)	(15,788,741)
Net assets, at value	$146,266,324
Class A:
Net assets, at value	$93,735,569
Shares outstanding	5,252,834
Net asset value per share[a]	$17.84
Maximum offering price per share (net asset value per share ÷ 94.25%)	$18.93
Class C:
Net assets, at value	$12,285,886
Shares outstanding	714,583
Net asset value and maximum offering price per share[a]	$17.19
Class R6:
Net assets, at value	$957,651
Shares outstanding	53,772
Net asset value and maximum offering price per share	$17.81
Advisor Class:
Net assets, at value	$39,287,218
Shares outstanding	2,207,436
Net asset value and maximum offering price per share	$17.80

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended April 30, 2015 (unaudited)

Templeton Foreign Smaller Companies Fund

Investment income:
Dividends (net of foreign taxes of $138,070)	$1,483,258
Interest	242
Total investment income	1,483,500
Expenses:
Management fees (Note 3a)	685,987
Distribution fees: (Note 3c)
Class A	106,830
Class C	60,669
Transfer agent fees: (Note 3e)
Class A	174,042
Class C	23,733
Class R6	82
Advisor Class	73,958
Custodian fees (Note 4)	11,828
Reports to shareholders	22,311
Registration and filing fees	33,341
Professional fees	29,174
Trustees’ fees and expenses	5,087
Other	11,434
Total expenses	1,238,476
Expenses waived/paid by affiliates (Note 3f)	(38)
Net expenses	1,238,438
Net investment income	245,062
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $208,589)	(1,346,402)
Foreign currency transactions	20,570
Net realized gain (loss)	(1,325,832)
Net change in unrealized appreciation (depreciation) on:
Investments	15,671,668
Translation of other assets and liabilities denominated in foreign currencies	6,488
Change in deferred taxes on unrealized appreciation	210,847
Net change in unrealized appreciation (depreciation)	15,889,003
Net realized and unrealized gain (loss)	14,563,171
Net increase (decrease) in net assets resulting from operations	$14,808,233

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Foreign Smaller Companies Fund

	Six Months Ended
	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$245,062	$536,703
Net realized gain (loss) from investments and foreign currency transactions	(1,325,832)	5,265,487
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	15,889,003	(19,106,809)
Net increase (decrease) in net assets resulting from operations	14,808,233	(13,304,619)
Distributions to shareholders from:
Net investment income:
Class A	(1,245,197)	(1,901,066)
Class C	(75,247)	(135,379)
Class R6	(17,007)	(100)
Advisor Class	(657,536)	(669,813)
Total distributions to shareholders	(1,994,987)	(2,706,358)
Capital share transactions: (Note 2)
Class A	(8,541,780)	(27,559,717)
Class C	(1,907,776)	(1,562,503)
Class R6	40,606	909,831
Advisor Class	(4,254,786)	3,631,272
Total capital share transactions	(14,663,736)	(24,581,117)
Net increase (decrease) in net assets	(1,850,490)	(40,592,094)
Net assets:
Beginning of period	148,116,814	188,708,908
End of period	$146,266,324	$148,116,814
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$(1,371,032)	$378,893

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign Smaller Companies Fund

1. Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors effective at the close of market December 10, 2013. Existing shareholders may add to the accounts.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

franklintempleton.com

Semiannual Report | 23

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	151,513	$2,486,240	656,199	$11,658,914
Shares issued in reinvestment of distributions	74,023	1,162,901	103,180	1,796,360
Shares redeemed	(742,548)	(12,190,921)	(2,308,078)	(41,014,991)
Net increase (decrease)	(517,012)	$(8,541,780)	(1,548,699)	$(27,559,717)
Class C Shares:
Shares sold	18,841	$297,055	118,115	$2,021,467
Shares issued in reinvestment of distributions	4,774	72,416	7,685	129,192
Shares redeemed	(142,455)	(2,277,247)	(218,270)	(3,713,162)
Net increase (decrease)	(118,840)	$(1,907,776)	(92,470)	$(1,562,503)
Class R6 Shares:
Shares sold	6,798	$109,717	60,634	$1,084,834
Shares issued in reinvestment of distributions	1,081	16,905	—	—
Shares redeemed	(5,209)	(86,016)	(9,834)	(175,003)
Net increase (decrease)	2,670	$40,606	50,800	$909,831
Advisor Class Shares:
Shares sold	294,108	$4,769,960	1,274,813	$22,772,036
Shares issued in reinvestment of distributions	39,491	618,028	32,798	569,372
Shares redeemed	(589,555)	(9,642,774)	(1,112,364)	(19,710,136)
Net increase (decrease)	(255,956)	$(4,254,786)	195,247	$3,631,272

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Corp. (FTIC)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

Under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund. The subadvisory fee is paid by FTIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$2,566
CDSC retained	$110

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2015, the Fund paid transfer agent fees of $271,815, of which $99,575 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 29, 2016.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2014, the Fund had capital loss carryforwards of $13,038,009 expiring in 2017.

At April 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$124,819,224

Unrealized appreciation	$32,833,583
Unrealized depreciation	(12,269,999)
Net unrealized appreciation (depreciation)	$20,563,584

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2015, aggregated $51,645,159 and $70,852,164, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended April 30, 2015, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Closed End Funds	$1,254,543	$—	$—	$1,254,543
Equity Investments:
Indonesia	—	—	1,263,809	1,263,809
All Other Equity Investments[a,b]	136,864,458	—	—[c]	136,864,458
Short Term Investments	—	5,999,998	—	5,999,998
Total Investments in Securities	$138,119,001	$5,999,998	$1,263,809	$145,382,808

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common and preferred stocks.
cIncludes securities determined to have no value at April 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
FNMA	Federal National Mortgage Association
SDR	Swedish Depositary Receipt

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FRANKLIN TEMPLETON INTERNATIONAL TRUST TEMPLETON FOREIGN SMALLER COMPANIES FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Templeton Foreign Smaller Companies Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, except as noted later with respect to investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
TEMPLETON FOREIGN SMALLER COMPANIES FUND
SHAREHOLDER INFORMATION

changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2015. The performance universe for the Fund consisted of the Fund and all retail and institutional international small-/mid-cap core funds as selected by Lipper. Comparative performance within such universe was shown for the one-year period ended January 31, 2015, and the previous 10 years ended that date. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest performing quintile of such performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-, five- and 10-year periods. The Board discussed with management the reasons for the one-year underper-formance of the Fund during which discussion management expressed its view that its securities holdings reflected its conservative approach to investing, which was out of favor in current market conditions, and stated its conviction that the value of such holdings would eventually be recognized. Management further advised the Board that it had assigned a new portfolio manager to the Fund. While the Board found the Fund’s comparative performance as set forth in the Lipper report to be unacceptable, it acknowledged the additional resources management had made available. The Board took into account management’s explanation of the factors that negatively impacted returns and noted that, with the exception of the one-year period, the Fund had achieved positive returns on an annualized basis over the past 10-year period. The Board further noted that the Fund is closed to new investors at this time.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the contractual investment management fee rate of the Fund to be below the median of its Lipper expense group and its actual total expense ratio to be above but within 18 basis points of the expense group median. The Board found the contractual investment management fee rate and total expense ratio of the Fund as shown in the Lipper report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the

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FRANKLIN TEMPLETON INTERNATIONAL TRUST TEMPLETON FOREIGN SMALLER COMPANIES FUND SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $142 million on December 31, 2014, and the Board believed the size of the Fund afforded no meaningful economies of scale.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

32 | Semiannual Report

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FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
April 30, 2015

Franklin India Growth Fund

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Franklin India Growth Fund	3
Performance Summary	6
Your Fund’s Expenses	9
Financial Highlights and
Statement of Investments	11
Financial Statements	16
Notes to Financial Statements	19
FT (Mauritius) Offshore Investments
Limited	25
Shareholder Information	37

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Semiannual Report

Franklin India Growth Fund

We are pleased to bring you Franklin India Growth Fund’s semiannual report for the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing under normal market conditions at least 80% of its net assets in securities of “Indian companies,” which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India, that derive 50% or more of total revenue or profit from goods or services produced or sales made in India, or that have 50% or more of their assets in India.1

Performance Overview

The Fund’s Class A shares delivered a +1.46% cumulative total return for the six months under review. In comparison, the MSCI India Index had a -5.88% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

Despite reaching all-time highs during the period, Indian stock markets ended the six months under review down overall. Early in the reporting period, improvement in some broad economic indicators, a substantial drop in crude oil prices, surprise rate cuts by the Reserve Bank of India (RBI) and copious foreign capital inflows contributed to the upward stock price trend. However, concerns about earnings downgrades, uncertainties on taxation issues related to foreign investors and forecasts of a subpar monsoon season toward the end of the reporting period weighed on equities.

Government officials released a new gross domestic product (GDP) data series based on market prices, which suggested higher economic growth in recent years, primarily due to a more recent base year and much wider coverage. The improvement was largely driven by efficiency gains in manufacturing not captured by the old data series. Nominal GDP, however, remained unchanged.

1. The Fund currently invests indirectly in Indian companies through FT (Mauritius) Offshore Investments Limited, a wholly owned, collective investment vehicle registered in the Republic of Mauritius.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 15.

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FRANKLIN INDIA GROWTH FUND

Industrial production recorded growth for the 11-month period ended February 2015, after being flat in the same period a year earlier, reflecting some improvement in investment activity. The current account deficit for the third quarter of India’s fiscal year 2015 was lower than in the second quarter. The decline was attributable mainly to improvement in factors such as net earnings in the travel and software services sectors, and lower net outflows in the form of interest and dividend payments. The trade deficit widened somewhat in fiscal year 2015, mainly due to a decline in exports.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

The RBI implemented two rate cuts of 0.25% each during the period, one in January and one following the announcement of the annual Union Budget in late February. Continued moderation in inflation drove the January rate cut, while the Union Budget and agreement on a monetary policy framework appeared to be catalysts for the second rate cut. Inflation trends were benign with retail inflation at a 4.9% annualized rate in April 2015 while wholesale inflation dropped further to an annualized -2.7%.3

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future growth prospects. We look for companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Our philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company’s financial strength, management’s expertise, the company’s growth potential within the industry, and the industry’s growth potential.

Top 10 Equity Holdings1

4/30/15

Company	% of Total
Sector/Industry	Net Assets
Sun Pharmaceutical Industries Ltd.	5.0%
Pharmaceuticals
Infosys Ltd.	5.0%
IT Services
HDFC Bank Ltd.	4.7%
Banks
Tata Motors Ltd., ord. & A	4.3%
Automobiles
HCL Technologies Ltd.	3.9%
IT Services
Yes Bank Ltd.	3.7%
Banks
Tata Consultancy Services Ltd.	3.4%
IT Services
Larsen & Toubro Ltd.	3.4%
Construction & Engineering
ICICI Bank Ltd.	3.4%
Banks
Dr. Reddy’s Laboratories Ltd.	2.9%
Pharmaceuticals

Manager’s Discussion

We sought to identify companies that we thought were favorably positioned to gain from India’s growth over the medium to long term. In particular, we believed India’s demographics, increasing levels of wealth and higher infrastructure spending should be key structural drivers of economic growth, and we sought to position our portfolio with companies that we believed could derive maximum benefit from these opportunities.

During the period under review, the financials and health care sectors were among the top contributors to absolute performance.4 Among individual holdings, Yes Bank, Torrent Pharmaceuticals and engineering and electronics company Bosch were key contributors. Yes Bank shares performed well as the bank reported robust results with strong growth in core operations and profitability in the last few quarters. Torrent Pharmaceuticals rose in value as investor sentiment toward

3. Source: Central Statistics Office, India.
4. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, and thrifts and mortgage finance in the SOI. The health care sector comprises pharmaceuticals in the SOI.

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FRANKLIN INDIA GROWTH FUND

pharmaceuticals stocks improved. The company recorded growth in chronic therapies and faster growth in its domestic business following the earlier acquisition of Elder Pharmaceuticals’ branded formulations operations. Bosch fared well as a fall in inflation and two surprise rate cuts by the RBI boded well for consumer discretionary stocks. Additionally, Bosch’s addition to the MSCI India Index and the MSCI Emerging Markets Index in February also contributed to its gains.

In contrast, the consumer discretionary, information technology (IT) and telecommunication services sectors hindered absolute performance.5 Some key individual detractors were IT services firm Infosys, automaker Mahindra & Mahindra and housing finance provider Housing Development Finance. Concerns over currency fluctuations, lower-than-expected fiscal fourth-quarter 2015 results and a lack of decisive guidance for fiscal year 2016 weighed on Infosys shares. Unseasonal rains and hailstorms adversely affected market sentiment and hampered Mahindra & Mahindra’s performance. Housing Development Finance initially benefited from RBI rate cuts as investors anticipated the company’s cost of funds might fall faster than lending rates, but lower-than-expected results for fiscal fourth quarter 2015 hurt the share price. Despite the recent corrections, we believed the long-term structural growth drivers for each of these companies remained intact and we therefore continued to hold these positions.

Thank you for your continued participation in Franklin India Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

5. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; media; and textiles, apparel and luxury goods in the SOI.
The IT sector comprises IT services in the SOI. The telecommunication services sector comprises wireless telecommunication services in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INDIA GROWTH FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14	Change
A (FINGX)	$12.47	$12.37	+$0.10
C (FINDX)	$11.91	$11.81	+$0.10
R6 (N/A)	$12.72	$12.63	+$0.09
Advisor (FIGZX)	$12.70	$12.60	+$0.10

Dividend
Share Class	Income
A	$0.0789
C	$0.0353
R6	$0.1099
Advisor	$0.0959

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FRANKLIN INDIA GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

			Value of	Average Annual
					Total Annual Operating Expenses[6]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(3/31/15)[5]	(with waiver)	(without waiver)
A					1.65%	2.25%
6-Month	+1.46%	-4.34%	$9,566
1-Year	+31.56%	+24.02%	$12,402	+31.42%
5-Year	+32.28%	+4.52%	$12,472	+6.21%
Since Inception (1/31/08)	+31.83%	+3.04%	$12,425	+3.94%
C					2.35%	2.95%
6-Month	+1.15%	+0.15%	$10,015
1-Year	+30.70%	+29.70%	$12,970	+37.37%
5-Year	+27.69%	+5.01%	$12,769	+6.70%
Since Inception (1/31/08)	+25.26%	+3.16%	$12,526	+4.07%
R6					1.20%	1.80%
6-Month	+1.61%	+1.61%	$10,161
1-Year	+32.03%	+32.03%	$13,203	+39.83%
Since Inception (5/1/13)	+37.25%	+17.18%	$13,725	+21.70%
Advisor					1.35%	1.95%
6-Month	+1.66%	+1.66%	$10,166
1-Year	+31.94%	+31.94%	$13,194	+39.76%
5-Year	+34.30%	+6.07%	$13,430	+7.78%
Since Inception (1/31/08)	+34.60%	+4.19%	$13,460	+5.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN INDIA GROWTH FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to risks associated with these companies’ smaller size, lesser liquidity and the potential lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund may also experience greater volatility than a fund that is more broadly diversified geographically.

The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/29/16. The Fund has a fee waiver associated with any investments in a Franklin
Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Class R6 has a fee waiver contractually guaranteed through at least the
Fund’s current fiscal year-end. Fund investment results reflect the expense reduction and waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN INDIA GROWTH FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,014.60	$8.19
Hypothetical (5% return before expenses)	$1,000	$1,016.66	$8.20
C
Actual	$1,000	$1,011.50	$11.67
Hypothetical (5% return before expenses)	$1,000	$1,013.19	$11.68
R6
Actual	$1,000	$1,016.10	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11
Advisor
Actual	$1,000	$1,016.60	$6.70
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$6.71

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.64%;
C: 2.34%; R6: 1.22%; and Advisor: 1.34%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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		FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Highlights
Franklin India Growth Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance[a]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.37	$8.55	$8.73	$9.45	$11.34	$8.24
Income from investment operations[b]:
Net investment income (loss)[c]	(0.09)	0.02 [d]	(0.01)	(0.04)	(0.06)	(0.03)
Net realized and unrealized gains (losses)	0.27	3.80	(0.17)	(0.55)	(1.56)	3.19
Total from investment operations	0.18	3.82	(0.18)	(0.59)	(1.62)	3.16
Less distributions from:
Net investment income	(0.08)	—	—	—	—	(0.04)
Net realized gains	—	—	—	(0.13)	(0.27)	(0.02)
Total distributions	(0.08)	—	—	(0.13)	(0.27)	(0.06)
Net asset value, end of period	$12.47	$12.37	$8.55	$8.73	$9.45	$11.34

Total return[e]	1.46%	44.68%	(2.06)%	(6.02)%	(14.53)%	38.54%

Ratios to average net assets[a,f]
Expenses before waiver and payments by
affiliates	2.00%	2.25%	2.26%	2.21%	2.25%	2.27%
Expenses net of waiver and payments by
affiliates	1.64%	1.65%	1.68%	1.68%	1.70%	1.70%
Net investment income (loss)	(1.47)%	0.22%[d]	(0.07)%	(0.43)%	(0.62)%	(0.31)%

Supplemental data
Net assets, end of period (000’s)	$78,720	$53,230	$25,025	$31,555	$38,079	$37,392
Portfolio turnover rate[g]	22.20%	35.48%	16.95%	41.30%	39.07%	83.21%

aThe per share amounts and ratios include income and expenses of the Portfolio.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.04%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes the Portfolio’s rate of turnover.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance[a]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.81	$8.22	$8.45	$9.22	$11.15	$8.14
Income from investment operations[b]:
Net investment income (loss)[c]	(0.13)	(0.05)[d]	(0.07)	(0.09)	(0.13)	(0.09)
Net realized and unrealized gains (losses)	0.27	3.64	(0.16)	(0.55)	(1.53)	3.14
Total from investment operations	0.14	3.59	(0.23)	(0.64)	(1.66)	3.05
Less distributions from:
Net investment income	(0.04)	—	—	—	—	(0.02)
Net realized gains	—	—	—	(0.13)	(0.27)	(0.02)
Total distributions	(0.04)	—	—	(0.13)	(0.27)	(0.04)
Net asset value, end of period	$11.91	$11.81	$8.22	$8.45	$9.22	$11.15

Total return[e]	1.15%	43.67%	(2.72)%	(6.71)%	(15.06)%	37.53%

Ratios to average net assets[a,f]
Expenses before waiver and payments by
affiliates	2.70%	2.95%	2.98%	2.93%	2.95%	2.97%
Expenses net of waiver and payments by
affiliates	2.34%	2.35%	2.40%	2.40%	2.40%	2.40%
Net investment income (loss)	(2.17)%	(0.48)%[d]	(0.79)%	(1.15)%	(1.32)%	(1.01)%

Supplemental data
Net assets, end of period (000’s)	$19,273	$11,655	$6,078	$9,201	$11,192	$10,878
Portfolio turnover rate[g]	22.20%	35.48%	16.95%	41.30%	39.07%	83.21%

aThe per share amounts and ratios include income and expenses of the Portfolio.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income (loss) per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.66)%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes the Portfolio’s rate of turnover.

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	FRANKLIN TEMPLETON INTERNATIONAL TRUST
	FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)
	Six Months Ended	Year Ended
	April 30, 2015	October 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance[b]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.63	$8.68	$9.35
Income from investment operations[c]:
Net investment income (loss)[d]	(0.07)	0.07 [e]	0.02
Net realized and unrealized gains (losses)	0.27	3.88	(0.69)
Total from investment operations	0.20	3.95	(0.67)
Less distributions from net investment income	(0.11)	—	—
Net asset value, end of period	$12.72	$12.63	$8.68

Total return[f]	1.61%	45.51%	(7.17)%

Ratios to average net assets[b,g]
Expenses before waiver and payments by affiliates	1.58%	1.80%	1.78%
Expenses net of waiver and payments by affiliates	1.22%	1.20%	1.20%
Net investment income (loss)	(1.05)%	0.67%[e]	0.41%

Supplemental data
Net assets, end of period (000’s)	$923	$740	$459
Portfolio turnover rate[h]	22.20%	35.48%	16.95%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe per share amounts and ratios include income and expenses of the Portfolio.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.49%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes the Portfolio’s rate of turnover.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance[a]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.60	$8.68	$8.83	$9.54	$11.41	$8.28
Income from investment operations[b]:
Net investment income (loss)[c]	(0.08)	0.05 [d]	0.02	(0.01)	(0.03)	(—)[e]
Net realized and unrealized gains (losses)	0.28	3.87	(0.17)	(0.57)	(1.57)	3.20
Total from investment operations	0.20	3.92	(0.15)	(0.58)	(1.60)	3.20
Less distributions from:
Net investment income	(0.10)	—	—	—	—	(0.05)
Net realized gains	—	—	—	(0.13)	(0.27)	(0.02)
Total distributions	(0.10)	—	—	(0.13)	(0.27)	(0.07)
Net asset value, end of period	$12.70	$12.60	$8.68	$8.83	$9.54	$11.41

Total return[f]	1.66%	45.16%	(1.70)%	(5.75)%	(14.26)%	38.91%

Ratios to average net assets[a,g]
Expenses before waiver and payments by
affiliates	1.70%	1.95%	1.98%	1.93%	1.95%	1.97%
Expenses net of waiver and payments
by affiliates	1.34%	1.35%	1.40%	1.40%	1.40%	1.40%
Net investment income (loss)	(1.17)%	0.52%[d]	0.21%	(0.15)%	(0.32)%	(0.01)%

Supplemental data
Net assets, end of period (000’s)	$38,090	$41,740	$28,340	$30,642	$42,915	$40,493
Portfolio turnover rate[h]	22.20%	35.48%	16.95%	41.30%	39.07%	83.21%

aThe per share amounts and ratios include income and expenses of the Portfolio.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.34%.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes the Portfolio’s rate of turnover.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Statement of Investments, April 30, 2015 (unaudited)
Franklin India Growth Fund
	Shares	Value
Common Stocks (Cost $1,505,544) 1.7%
IT Services 1.7%
[a]Cognizant Technology Solutions Corp., A (United States)	40,000	$2,341,600
Mutual Funds (Cost $100,076,945) 98.4%
Diversified Financial Services 98.4%
[a]FT (Mauritius) Offshore Investments Ltd. (India)	9,846,709	134,824,183
Total Investments (Cost $101,582,489) 100.1%		137,165,783
Other Assets, less Liabilities (0.1)%		(159,456)
Net Assets 100.0%		$137,006,327

aNon-income producing.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Statements

Statement of Assets and Liabilities
April 30, 2015 (unaudited)

Franklin India Growth Fund

Assets:
Investments in securities:
Cost	$1,505,544
Value	$2,341,600
Investment in FT(Mauritius) Offshore Investments Limited (Note 1)	134,824,183
Total value of investments	$137,165,783
Receivables:
Investment securities sold	458,681
Capital shares sold	387,967
Affiliates	9,326
Other assets	77
Total assets	138,021,834
Liabilities:
Payables:
Capital shares redeemed	540,672
Distribution fees	37,205
Transfer agent fees	8,321
Funds advanced by custodian	408,681
Accrued expenses and other liabilities	20,628
Total liabilities	1,015,507
Net assets, at value	$137,006,327
Net assets consist of:
Paid-in capital	$115,938,122
Distributions in excess of net investment income	(1,588,683)
Net unrealized appreciation (depreciation)	29,738,032
Accumulated net realized gain (loss)	(7,081,144)
Net assets, at value	$137,006,327
Class A:
Net assets, at value	$78,719,806
Shares outstanding	6,313,195
Net asset value per share[a]	$12.47
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.23
Class C:
Net assets, at value	$19,272,898
Shares outstanding	1,618,860
Net asset value and maximum offering price per share[a]	$11.91
Class R6:
Net assets, at value	$923,329
Shares outstanding	72,573
Net asset value and maximum offering price per share	$12.72
Advisor Class:
Net assets, at value	$38,090,294
Shares outstanding	2,999,136
Net asset value and maximum offering price per share	$12.70

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended April 30, 2015 (unaudited)

Franklin India Growth Fund

Net investment income allocated from FT (Mauritius) Offshore Investments Limited:
Dividends	$117,921
Expenses	(711,039)
Net investment income allocated from FT (Mauritius) Offshore Investments Limited	(593,118)
Expenses:
Management fees (Note 3a)	253,194
Distribution fees: (Note 3c)
Class A	104,525
Class C	80,493
Transfer agent fees: (Note 3e)
Class A	47,402
Class C	10,954
Class R6	78
Advisor Class	31,863
Custodian fees (Note 4)	799
Reports to shareholders	14,050
Registration and filing fees	26,877
Professional fees	36,358
Trustees’ fees and expenses	1,912
Other	1,670
Total expenses	610,175
Expenses waived/paid by affiliates (Note 3f)	(240,603)
Net expenses	369,572
Net investment income (loss)	(962,690)
Realized and unrealized gains (losses) on investments allocated from FT (Mauritius) Offshore Investments Limited:
Net realized gain (loss) from:
Investments	3,235,798
Foreign currency transactions	(306,925)
Net realized gain (loss)	2,928,873
Net change in unrealized appreciation (depreciation) on:
Investments[a]	(2,156,573)
Translation of assets and liabilities denominated in foreign currencies	(12,436)
Net change in unrealized appreciation (depreciation)	(2,169,009)
Net realized and unrealized gain (loss)	759,864
Net increase (decrease) in net assets resulting from operations	$(202,826)

aIncludes $387,600 of change in unrealized appreciation on other investments held by Franklin India Growth Fund.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin India Growth Fund

	Six Months Ended
	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(962,690)	$212,696
Net realized gain (loss) from investments and foreign currency transactions	2,928,873	810,661
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	(2,169,009)	26,577,897
Net increase (decrease) in net assets resulting from operations	(202,826)	27,601,254
Distributions to shareholders from:
Net investment income:
Class A	(377,153)	—
Class C	(39,821)	—
Class R6	(8,415)	—
Advisor Class	(360,434)	—
Total distributions to shareholders	(785,823)	—
Capital share transactions: (Note 2)
Class A	26,576,505	16,016,138
Class C	7,937,403	2,892,628
Class R6	197,443	69,697
Advisor Class	(4,080,926)	883,366
Total capital share transactions	30,630,425	19,861,829
Net increase (decrease) in net assets	29,641,776	47,463,083
Net assets:
Beginning of period	107,364,551	59,901,468
End of period	$137,006,327	$107,364,551
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$(1,588,683)	$159,830

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Notes to Financial Statements (unaudited)

Franklin India Growth Fund

1. Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin India Growth Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund operates using a “master fund/feeder fund” structure and primarily invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio’s security valuation policies, will directly affect the recorded value of the Fund’s investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report, and should be read in conjunction with the Fund’s financial statements. At April 30, 2015, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund’s investment in the Portfolio shares is valued at the Portfolio’s NAV per share. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

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Semiannual Report | 19

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

The Fund’s investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(c) of the Portfolio’s Notes to Financial Statements.

The India tax law also includes provisions that impose tax on certain transfers of shares of non-Indian companies that substantially derive their value from Indian assets. Uncertainty exists with respect to the application of this law on investment structures such as the Fund and the Portfolio. However, based on judgment and analysis of the facts and circumstances, management currently believes that the provisions are not likely to have a material impact on the Fund and the Portfolio.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,564,999	$46,586,707	3,184,828	$34,355,838
Shares issued in reinvestment of distributions	29,663	360,698	—	—
Shares redeemed	(1,583,827)	(20,370,900)	(1,809,371)	(18,339,700)
Net increase (decrease)	2,010,835	$26,576,505	1,375,457	$16,016,138

Class C Shares:
Shares sold	830,920	$10,400,126	722,501	$7,157,582
Shares issued in reinvestment of distributions	3,132	36,455	—	—
Shares redeemed	(201,699)	(2,499,178)	(475,292)	(4,264,954)
Net increase (decrease)	632,353	$7,937,403	247,209	$2,892,628

Class R6 Shares:
Shares sold	64,908	$841,835	16,874	$196,249
Shares issued in reinvestment of distributions	679	8,415	—	—
Shares redeemed	(51,634)	(652,807)	(11,130)	(126,552)
Net increase (decrease)	13,953	$197,443	5,744	$69,697

Advisor Class Shares:
Shares sold	1,497,501	$19,712,034	1,484,046	$16,405,842
Shares issued in reinvestment of distributions	18,179	224,880	—	—
Shares redeemed	(1,829,452)	(24,017,840)	(1,437,411)	(15,522,476)
Net increase (decrease)	(313,772)	$(4,080,926)	46,635	$883,366

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the Portfolio and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Semiannual Report | 21

FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers (directly and/or indirectly through the Portfolio). The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

Under a subadvisory agreement, TAML, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$75,199
CDSC retained	$4,148

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2015, the Fund paid transfer agent fees of $90,297, of which $53,042 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses, including the Fund’s share of the Portfolio's allocated expenses, (excluding distribution fees), for Class A, Class C and Advisor Class of the Fund do not exceed 1.40%, and Class R6 does not exceed 1.25% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 29, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2014, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$1,558,410
Long term	7,303,405
Total capital loss carryforwards	$8,861,815

At April 30, 2015, the cost of investments and net unrealized appreciation (depreciation), including the holdings of the Portfolio, for income tax purposes were as follows:

Cost of investments	$107,250,236

Unrealized appreciation	$31,591,903
Unrealized depreciation	(3,723,618)
Net unrealized appreciation (depreciation)	$27,868,285

The Portfolio is a disregarded entity for United States federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments including transactions from the Portfolio (excluding short term securities) for the period ended April 30, 2015, aggregated $56,601,579 and $28,409,208, respectively.

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Semiannual Report | 23

FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

7. Concentration of Risk

Investing in Indian equity securities through the Portfolio that may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended April 30, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At April 30, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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		FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Financial Highlights
(Expressed in U.S. Dollars)
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.49	$9.19	$9.37	$9.88	$11.52	$8.26
Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	0.09 [c]	0.06	0.02	(0.01)	0.02
Net realized and unrealized gains (losses)	0.26	4.21	(0.24)	(0.53)	(1.63)	3.24
Total from investment operations	0.20	4.30	(0.18)	(0.51)	(1.64)	3.26
Net asset value, end of period	$13.69	$13.49	$9.19	$9.37	$9.88	$11.52

Total return[d]	1.48%	46.79%	(1.92)%	(5.16)%	(14.24)%	39.47%

Ratios to average net assets[e]
Expenses	1.09%	1.12%	1.07%	1.08%	1.17%	1.22%
Net investment income (loss)	(0.91)%	0.80%[c]	0.54%	0.19%	(0.08)%	0.18%

Supplemental data
Net assets, end of period (000’s)	$134,824	$105,258	$58,206	$70,010	$90,257	$88,225
Portfolio turnover rate	22.20%	35.48%	16.95%	41.30%	39.07%	83.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.62%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Statement of Investments, April 30, 2015 (unaudited)

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks 98.4%
India 98.4%
Auto Components 2.1%
Bharat Forge Ltd.	79,000	$1,559,856
Bosch Ltd.	3,400	1,204,023
[a,b]Nirvikara Paper Mills Ltd.	4,966	7,525
		2,771,404
Automobiles 7.8%
Mahindra & Mahindra Ltd.	178,790	3,221,431
Tata Motors Ltd.	262,972	2,103,232
Tata Motors Ltd., A	762,293	3,727,034
TVS Motor Co. Ltd.	383,000	1,420,255
		10,471,952
Banks 22.5%
Axis Bank Ltd.	412,000	3,681,228
HDFC Bank Ltd.	413,400	6,432,490
ICICI Bank Ltd.	883,000	4,601,354
IndusInd Bank Ltd.	298,863	3,874,308
Kotak Mahindra Bank Ltd.	146,000	3,062,320
State Bank of India	848,520	3,601,834
Yes Bank Ltd.	385,000	5,085,758
		30,339,292
Capital Markets 0.6%
Motilal Oswal Financial Services Ltd.	161,300	760,460
Chemicals 3.3%
Asian Paints Ltd.	195,000	2,339,624
Coromandel International Ltd.	111,000	401,396
Pidilite Industries Ltd.	157,000	1,400,945
Rallis India Ltd.	88,000	300,430
		4,442,395
Construction & Engineering 5.1%
Larsen & Toubro Ltd.	182,000	4,672,027
Voltas Ltd.	483,500	2,138,738
		6,810,765
Construction Materials 3.8%
Ramco Cements Ltd.	239,000	1,152,168
Shree Cements Ltd.	9,392	1,506,447
Ultra Tech Cement Ltd.	57,500	2,417,802
		5,076,417
Consumer Finance 1.5%
Mahindra & Mahindra Financial Services Ltd.	475,000	2,000,603
Diversified Financial Services 1.3%
Credit Analysis and Research Ltd.	71,000	1,739,647
Electrical Equipment 2.6%
Amara Raja Batteries Ltd.	169,430	2,119,085
[a]Havell’s India Ltd.	322,800	1,421,286
		3,540,371

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
STATEMENT OF INVESTMENTS (UNAUDITED)
(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks (continued)
India (continued)
Food Products 1.6%
Kaveri Seed Co. Ltd.	43,600	$574,334
Nestle India Ltd.	15,000	1,551,417
		2,125,751
Hotels, Restaurants & Leisure 0.5%
[a]Indian Hotels Co. Ltd.	379,853	652,737
Industrial Conglomerates 0.8%
Aditya Birla Nuvo Ltd.	46,000	1,135,021
IT Services 13.3%
HCL Technologies Ltd.	386,000	5,348,617
Infosys Ltd.	222,100	6,788,188
Tata Consultancy Services Ltd.	120,542	4,673,329
Tech Mahindra Ltd.	120,000	1,173,323
		17,983,457
Machinery 5.9%
AIA Engineering Ltd.	77,000	1,394,169
Cummins India Ltd.	262,000	3,554,341
Eicher Motors Ltd.	9,850	2,354,723
SKF India Ltd.	30,000	667,011
		7,970,244
Media 0.7%
Jagran Prakashan Ltd.	560,933	994,357
Metals & Mining 1.5%
Tata Steel Ltd.	346,000	1,962,008
Oil, Gas & Consumable Fuels 3.7%
Bharat Petroleum Corp. Ltd.	289,418	3,482,934
Gujarat Mineral Development Corp. Ltd.	410,000	651,959
Petronet LNG Ltd.	310,000	851,982
		4,986,875
Personal Products 1.8%
Marico Ltd.	392,302	2,479,833
Pharmaceuticals 13.0%
Cadila Healthcare Ltd.	63,000	1,687,132
Dr. Reddy’s Laboratories Ltd.	75,000	3,906,809
IPCA Laboratories Ltd.	64,000	646,670
Lupin Ltd.	48,400	1,350,032
[a]Pfizer Ltd.	25,305	831,432
Sun Pharmaceutical Industries Ltd.	465,150	6,872,099
Torrent Pharmaceuticals Ltd.	120,000	2,269,508
		17,563,682
Textiles, Apparel & Luxury Goods 1.0%
Titan Co. Ltd.	233,778	1,408,237
Thrifts & Mortgage Finance 1.2%
Housing Development Finance Corp. Ltd.	89,465	1,647,173

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
STATEMENT OF INVESTMENTS (UNAUDITED)
(Expressed in U.S. Dollars)

	Shares		Value
Common Stocks (continued)
India (continued)
Wireless Telecommunication Services 2.8%
Bharti Airtel Ltd.	638,000		$3,826,131
Total Common Stocks (Cost $103,812,139)			132,688,812

	Principal
	Amount*
Convertible Bonds (Cost $50,870) 0.1%
India 0.1%
Hotels, Restaurants & Leisure 0.1%
Indian Hotels Co. Ltd., cvt., zero cpn., 3/01/16	56,216	INR	88,109
Total Investments (Cost $103,863,009) 98.5%			132,776,921
Other Assets, less Liabilities 1.5%			2,047,262
Net Assets 100.0%			$134,824,183

See Abbreviations on page 36.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2015, the value of this security was $7,525, representing less than
0.01% of net assets.

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Financial Statements

(Expressed in U.S. Dollars)

Statement of Assets and Liabilities
April 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost	$103,863,009
Value	$132,776,921
Cash	35,968
Foreign currency, at value (cost $1,300,681)	1,297,105
Receivables:
Investment securities sold	1,488,566
Dividends	24,297
Total assets	135,622,857
Liabilities:
Payables:
Investment securities purchased	184,189
Capital shares redeemed	458,681
Management fees	133,554
Administrative fees	1,461
Accrued expenses and other liabilities	20,789
Total liabilities	798,674
Net assets, at value	$134,824,183
Shares outstanding	9,846,709
Net asset value per share	$13.69

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

Statement of Operations
for the six months ended April 30, 2015 (unaudited)

Investment income:
Dividends	$117,921
Expenses:
Management fees (Note 3a)	612,995
Administrative fees (Note 3b)	17,711
Custodian fees	50,638
Reports to shareholders	749
Professional fees	15,754
Directors’ fees and expenses	4,991
Other	8,201
Total expenses	711,039
Net investment income (loss)	(593,118)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,235,798
Foreign currency transactions	(306,925)
Net realized gain (loss)	2,928,873
Net change in unrealized appreciation (depreciation) on:
Investments	(2,544,173)
Translation of other assets and liabilities denominated in foreign currencies	(12,436)
Net change in unrealized appreciation (depreciation)	(2,556,609)
Net realized and unrealized gain (loss)	372,264
Net increase (decrease) in net assets resulting from operations	$(220,854)

30 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(593,118)	$576,512
Net realized gain (loss) from investments and foreign currency transactions	2,928,873	810,661
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	(2,556,609)	26,362,497
Net increase (decrease) in net assets resulting from operations	(220,854)	27,749,670
Capital share transactions (Note 2)	29,786,812	19,302,836
Net increase (decrease) in net assets	29,565,958	47,052,506
Net assets:
Beginning of period	105,258,225	58,205,719
End of period	$134,824,183	$105,258,225

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 31

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Notes to Financial Statements (unaudited)

(Expressed in U.S. Dollars)

1. Organization and Significant Accounting Policies

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At April 30, 2015, Franklin India Growth Fund (Fund) owned 100% of the Portfolio.

The following summarizes the Portfolio’s significant accounting policies.

a. Financial Instrument Valuation

The Portfolio’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Portfolio calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Portfolio’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Portfolio to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Portfolio’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

The Portfolio follows the Fund’s procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

the reliability of the value of a portfolio security held by the Portfolio. As a result, differences may arise between the value of the Portfolio’s securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Portfolio. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Portfolio’s securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Portfolio for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Portfolio may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (Treaty). To obtain benefits under the Treaty, the Portfolio must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Portfolio has obtained a certificate from the Mauritius tax authorities and believes that such certification is evidence that it is a resident of Mauritius under the Treaty. A company which is a tax resident in Mauritius under the Treaty and has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of Indian securities but is subject to Indian withholding tax on interest earned on Indian securities up to maximum rate of 21.63% (which includes surcharges). There is no withholding tax in India with respect to dividends paid by Indian companies and such dividends are exempt for shareholders.

The Portfolio holds a Category 1 Global Business Licence for the purpose of the Financial Services Act 2007 and under current laws and regulations, is subject to tax in Mauritius at the rate of 15% on its net income. However, the Portfolio is entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%). Indian companies making distributions are, however, liable to a dividend distribution tax equivalent to 16.995% of the dividends distributed. A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax. No Mauritian capital gains tax is payable on profits arising from sale of securities, and any dividends and redemption proceeds paid by the Portfolio to its shareholders will be exempt from withholding or other tax.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Expressed in U.S. Dollars)

1. Organization and Significant Accounting

Policies (continued)

c. Income Taxes (continued)

The Portfolio continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Portfolio will be able to obtain the benefits of the Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Portfolio for taxes related to capital gains or dividends.

The Indian Finance Minister announced the introduction of a General Anti Avoidance Rule (“GAAR”) in the Indian tax law in the 2012/2013 budget. Subsequently, following representations made by stakeholders, the implementation of the GAAR provisions has been deferred. The GAAR provisions are now expected to come into force for the financial year 2017-2018 (i.e. as from April 1, 2017).

The Portfolio’s accounting policy in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) is to account for changes in tax laws when the laws are enacted.

The India tax law also includes provisions that impose tax on certain transfers of shares of non-Indian companies that substantially derive their value from Indian assets. Uncertainty exists with respect to the application of this law on investment structures such as the Portfolio and the Fund. However, based on judgment and analysis of the facts and circumstances, management currently believes that the provisions are not likely to have a material impact on the Portfolio and the Fund.

d. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Portfolio’s organizational documents, the Portfolio’s officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	3,622,317	$51,877,713	3,095,391	$36,704,878
Shares redeemed	(1,575,809)	(22,090,901)	(1,631,551)	(17,402,042)
Net increase (decrease)	2,046,508	$29,786,812	1,463,840	$19,302,836

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Expressed in U.S. Dollars)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

a. Management Fees

The Portfolio pays an investment management fee to Advisers (directly and/or indirectly through the Fund). The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

b. Administrative Fees

The Portfolio pays an administrative fee to International Financial Services Limited (IFS), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also directors of IFS.

4. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2015, aggregated $56,601,579 and $28,409,208, respectively.

5. Concentration of Risk

Investing in Indian equity securities that may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6. Fair Value Measurements

The Portfolio follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Expressed in U.S. Dollars)

6. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Portfolio has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2015, in valuing the Portfolio’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:
Auto Components	$2,763,879	$—	$7,525	$2,771,404
All Other Equity Investments[a]	129,917,408	—	—	129,917,408
Convertible Bonds	88,109	—	—	88,109
Total Investments in Securities	$132,769,396	$—	$7,525	$132,776,921
[a]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

7. Subsequent Events

The Portfolio has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Currency
INR Indian Rupee

36 | Semiannual Report

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

FRANKLIN INDIA GROWTH FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Franklin India Growth Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders with respect to investment performance. and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the changes

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Semiannual Report | 37

FRANKLIN TEMPLETON INTERNATIONAL TRUST FRANKLIN INDIA GROWTH FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2015, and previous periods ended that date of up to 10 years unless otherwise noted. The performance universe for the Fund consisted of the Fund and all retail and institutional India region funds as selected by Lipper. The Lipper report comparison showed the Fund’s total return to be in the middle performing quintile of such performance universe for the one-year period ended January 31, 2015, and on an annualized basis to be in the middle performing quintile of such universe during the previous three-year period, and in the highest performing quintile during the previous five-year period. The Board was satisfied with the Fund’s overall comparative performance as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the contractual investment management fee rate for the Fund to be at the median of its Lipper expense group, and its actual total expense ratio to be below the median of such group. The Board was satisfied with the expenses of the Fund and noted that the Fund benefited from a waiver of fees.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary

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FRANKLIN INDIA GROWTH FUND

SHAREHOLDER INFORMATION

for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $125 million on December 31, 2014, and the Board believed the size of the Fund afforded no meaningful economies of scale.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter
April 30, 2015

Franklin World Perspectives Fund

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Franklin World Perspectives Fund	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	26
Notes to Financial Statements	30
Shareholder Information	40

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Semiannual Report

Franklin World Perspectives Fund

We are pleased to bring you Franklin World Perspectives Fund’s semiannual report for the period ended April 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities in developed, emerging and frontier markets across the entire market capitalization spectrum.

Performance Overview

The Fund’s Class A shares delivered a +6.29% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index Plus Frontier Markets Index (ACWI+FM), which measures stock performance in developed, emerging and frontier markets, produced a +5.21% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review even though economic activity in some countries slowed. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the six-month period amid a generally accommodative monetary policy environment and some signs of economic improvement in Europe and Japan. Oil prices declined sharply during the six-month period owing to strong global supply, and gold prices ended lower due to benign global inflation and a strong U.S. dollar.

U.S. economic growth moderated during the period under review. Lower energy prices and a stronger U.S. dollar along with harsh weather and labor disputes at key ports weighed on economic performance. Economic activity slowed in 2015’s first quarter as the dampening effects of lower exports and decreases in business investment and state and local government spending largely offset the positive effects from increases in consumer spending and private inventory investment. Although the U.S. Federal Reserve Board (Fed) stated that it could be patient with regard to raising interest rates, in March, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal. In its April meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

Outside the U.S., economic growth slowed in the U.K. during 2015’s first quarter as the mining, construction and agriculture sectors contracted. In the eurozone, however, the economy showed signs of improvement as the gross domestic product growth rate picked up in the fourth quarter, led by Germany, the region’s largest economy. The European Central Bank (ECB) maintained its benchmark interest rate during the

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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FRANKLIN WORLD PERSPECTIVES FUND

period and expanded its asset purchase program to boost inflation and stimulate the economy. Although the region benefited from lower oil prices, a weaker euro that helped exports, and the ECB’s accommodative policies, it continued to face head-winds such as deflationary pressures and the crisis in Ukraine. In March, the ECB raised its 2015 eurozone growth forecast as economic activity improved early in the year.

The Bank of Japan (BOJ) broadened its stimulus measures amid weak domestic demand and lower inflation. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports, while growth in domestic consumption and capital spending remained relatively weak. Toward period-end, the BOJ maintained its monetary policy and lowered its economic growth and inflation forecasts.

In emerging markets, economic growth generally moderated. Brazil’s economy contracted in the fourth quarter of 2014 as the country continued to face headwinds such as high inflation, lower commodity prices and a severe drought. Emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period, driven by the effect of China’s fiscal and monetary stimulus measures on domestic equities, the ECB’s monetary easing and the Fed’s continued accommodative policy stance. However, concerns surrounding the course of U.S. monetary policy, less robust Chinese economic data, continued geopolitical tensions in Ukraine and the Middle East, Greece’s debt concerns and slower global economic growth hampered emerging market stocks. Also weighing on investor sentiment was the drop in crude oil prices, which pressured several oil-producing countries’ financial positions and currencies. A temporary solution to Greece’s dispute with its international creditors and a Russia-Ukraine ceasefire agreement helped emerging market stocks during the period. Central bank actions varied across emerging markets. Some central banks raised interest rates in response to rising inflation and weakening currencies, while others lowered rates in efforts to promote economic growth.

Investment Strategy

While we have overall responsibility for the Fund’s investments, we manage the Fund using a multi-manager approach. We consult with Franklin Templeton’s local asset management teams (subadvisors) based in countries around the world to help determine regional and country allocations, and each subadvisor is responsible for selecting investments for that portion of the

Top 10 Countries
4/30/15
% of Total
Net Assets
U.S.	44.4%
U.K.	8.0%
Japan	5.6%
France	5.0%
Italy	3.6%
Canada	3.3%
China	2.6%
Germany	2.5%
Spain	2.1%
Belgium	1.9%

Fund’s portfolio allocated to it. We work closely with the sub-advisors to develop local portfolios of securities seeking to outperform the relevant market of each region and combine those portfolios into a single global growth equity fund. The Fund’s actual exposure to various regions and markets will vary from time to time according to our and the subadvisors’ opinions as to the prevailing conditions and prospects for these markets.

Using a growth-oriented investment style, we seek to invest in growth-oriented equity securities of companies in developed, emerging and frontier regions and countries around the world. When choosing equity investments for the Fund, we and the subadvisors, with the benefit of local knowledge and market insight, apply a research-driven, bottom-up, fundamental long-term approach. We focus on the market price of a company’s securities relative to our and the subadvisors’ evaluations of the company’s long-term earnings, asset value and cash flow potential. We seek to invest in financially strong companies with favorable growth potential and sustainable competitive advantages.

Manager’s Discussion

Global economic growth remained quite tepid during the reporting period, but corporations were able to expand their earnings despite a lack of real revenue improvement, and some key countries began to show signs of improvement. Financial markets remained driven by central bank policies in the U.S., Europe and Japan, although geopolitical tensions and large-scale elections in many parts of the world created many developments for the market to digest. Developed markets

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Top 10 Industries
4/30/15
% of Total
Net Assets
Pharmaceuticals	7.0%
Media	5.2%
Banks	4.4%
Technology Hardware, Storage & Peripherals	3.9%
Biotechnology	3.7%
Foreign Equity	3.7%
IT Services	3.6%
Internet Software & Services	3.5%
Beverages	2.6%
Internet & Catalog Retail	2.6%

slightly outperformed emerging markets, while frontier markets underperformed both. The U.S. dollar continued to appreciate relative to many currencies, leading overseas equity markets higher in local terms but lower in U.S. dollar terms. Among emerging markets, China led results, while returns elsewhere were mostly negative in U.S. dollar terms, particularly in Brazil and Latin America more broadly, as well as in much of Southeast Asia. Weak performance across Eastern Europe, the Middle East, North Africa and Asia led emerging and frontier markets lower. The Fund’s allocations to various regions contributed to performance relative to the benchmark and overcame the negative effect of stock selection.

North America

Stock selection in the U.S. slightly detracted from relative performance, while stock selection in Canada contributed. In the U.S., stock selection in the information technology (IT), financials, health care and consumer staples sectors contributed to results, while stock selection in consumer discretionary and industrials detracted.2 Notable contributors to relative performance included video game maker Electronic Arts, semiconductor firm Cavium,3 Valeant Pharmaceuticals International,3 biotechnology company Biogen and Monster Beverage. Within Canada, positioning in the financials and consumer staples sectors supported relative results. Positioning in the energy sector weighed slightly on performance.4 During the period, we trimmed our U.S. allocation seeking to take advantage of opportunities elsewhere. Our allocation to Canada also declined slightly.

Europe

Overall, stock selection in Europe was a significant detractor from relative performance during the period. At the country level, allocation results were mixed. An overweighting in Belgium supported performance, but overweighting in Norway and underweighting in Germany detracted from results. From a sector perspective, stock selection within financials and our underweighted allocation to the energy sector helped relative performance. Major factors weighing on relative performance were stock selection in the utilities and consumer discretionary sectors.5 Notable relative detractors included U.K. electric power generation company Drax Group3 (sold by period-end), French postal equipment maker Neopost,3 German market research firm GFK,3 and Spanish television network Mediaset Espana Comunicacion.3 Key contributors included Italian bank Banca Generali,3 French insurer Euler Hermes Group,3 Italian power and telecommunication cables manufacturer Prysmian and Belgian mail delivery provider bpost.3

Overall, our allocation to Europe increased during the period. In our view, the euro’s recent depreciation against the U.S. dollar created additional opportunities for growth across the continent, particularly for exports. We raised our allocation to Europe to seek to capitalize on opportunities arising from this trend.

Asia Pacific ex-Japan

Fund positioning in the region was positive, as our slight overweighting and stock selection contributed to relative results. South Korea, Australia and Hong Kong were significant contributors to relative performance during the period. Positioning in China helped absolute performance, but stock selection there weighed on relative performance. India was also a bright spot for relative performance owing to stock selection during the

2. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, real estate investment trusts (REITs), real estate management and development, and thrifts and mortgage finance in the
SOI. The health care sector comprises biotechnology; health care equipment and supplies; health care providers and services; health care technology; life sciences, tools and services; and pharmaceuticals in the SOI. The consumer staples sector comprises beverages, food products, food and staples retailing, personal products and tobacco in the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; diversified consumer services; hotels, restaurants and leisure;
household durables; Internet and catalog retail; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, professional services, road and rail, and trading companies and distributors in the SOI.
3. Not part of the index.
4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
5. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.

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Top 10 Equity Holdings
4/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Apple Inc.	3.1%
Technology Hardware, Storage & Peripherals, U.S.
Actavis PLC	2.0%
Pharmaceuticals, U.S.
Franklin India Growth Fund, Class R6	1.7%
Foreign Equity, India
Celgene Corp.	1.5%
Biotechnology, U.S.
MasterCard Inc., A	1.4%
IT Services, U.S.
Biogen Inc.	1.4%
Biotechnology, U.S.
Sanofi	1.3%
Pharmaceuticals, France
McKesson Corp.	1.2%
Health Care Providers & Services, U.S.
Anheuser-Busch InBev NV	1.1%
Beverages, Belgium
Visa Inc., A	1.1%
IT Services, U.S.

period. Within South Korea, a position in industrial conglomerate Cheil Industries was a top contributor to relative performance. In Hong Kong, Hong Kong Exchanges & Clearing and consumer discretionary companies Samsonite International3 and Techtronic Industries were notable contributors. Our allocation to the region increased slightly over the period, and the region was one of our larger overweightings at period-end.

Japan

Underweighting and stock selection in Japan detracted from relative performance during the period. Positioning in industrials and materials weighed on relative results, while positioning in the health care and utilities sectors contributed.6 The largest individual detractors included heavy equipment maker Komatsu, construction firm Taisei and Shin-Etsu Chemical. Our allocation to Japan remained relatively unchanged and we maintained our underweighting.

Latin America

Positioning in Latin America contributed slightly to relative performance during the period. Stocks in the materials sector contributed, while positioning in consumer discretionary and utilities detracted somewhat. Equity markets in the region broadly declined in U.S. dollar terms, particularly in Brazil, where the real continued to depreciate against the U.S. dollar. The Brazilian real lost 18.19% and the Chilean peso depreciated 5.49% against the U.S. dollar during the period.7 Our allocation to Latin America was unchanged during the period and remained slightly overweighted relative to the benchmark.

Middle East and North Africa (MENA)

Effects from the MENA region were mixed but not substantial in either direction. The region did not have a meaningful impact on relative performance during the period. Positioning in Saudi Arabia and Kuwait supported results, while stock selection in Egypt detracted. Our allocation to the region did not change substantially during the period, and we remained slightly overweighted.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure.

6. The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI.
7. Source: FactSet.
See www.franklintempletondatasources.com for additional data provider information.

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We thank you for your participation in Franklin World Perspectives Fund and look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN WORLD PERSPECTIVES FUND

Performance Summary as of April 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/15	10/31/14		Change
A (FWPAX)	$12.77	$13.14	-$	0.37
C (N/A)	$12.70	$13.02	-$	0.32
R (N/A)	$12.74	$13.08	-$	0.34
Advisor (FWPZX)	$12.79	$13.17	-$	0.38

Distributions (11/1/14–4/30/15)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.1095	$0.9743		$1.0838
C	$0.0154	$0.9743		$0.9897
R	$0.0600	$0.9743		$1.0343
Advisor	$0.1359	$0.9743		$1.1102

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PERFORMANCE SUMMARY

Performance as of 4/30/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual
					Operating Expenses[6]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(3/31/15)[5]	(with waiver)	(without waiver)
A					1.58%	2.11%
6-Month	+6.29%	+0.19%	$10,019
1-Year	+7.43%	+1.28%	$10,128	-1.55%
3-Year	+39.07%	+9.43%	$13,105	+8.61%
Since Inception (12/16/10)	+44.96%	+7.40%	$13,663	+7.08%
C					2.28%	2.81%
6-Month	+5.91%	+4.94%	$10,494
1-Year	+6.73%	+5.75%	$10,575	+2.80%
3-Year	+36.21%	+10.85%	$13,621	+10.03%
Since Inception (12/16/10)	+40.74%	+8.13%	$14,074	+7.84%
R					1.78%	2.31%
6-Month	+6.12%	+6.12%	$10,612
1-Year	+7.11%	+7.11%	$10,711	+4.12%
3-Year	+37.42%	+11.18%	$13,742	+10.33%
Since Inception (12/16/10)	+42.58%	+8.46%	$14,258	+8.14%
Advisor					1.28%	1.81%
6-Month	+6.43%	+6.43%	$10,643
1-Year	+7.66%	+7.66%	$10,766	+4.67%
3-Year	+39.68%	+11.78%	$13,968	+10.91%
Since Inception (12/16/10)	+45.84%	+9.02%	$14,584	+8.70%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN WORLD PERSPECTIVES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging market countries involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/29/16 and fee waivers associated with any investments in a Franklin Templeton money fund and in Franklin India Growth Fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report | 11

FRANKLIN WORLD PERSPECTIVES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/14	Value 4/30/15	Period* 11/1/14–4/30/15
A
Actual	$1,000	$1,062.90	$7.31
Hypothetical (5% return before expenses)	$1,000	$1,017.70	$7.15
C
Actual	$1,000	$1,059.10	$10.52
Hypothetical (5% return before expenses)	$1,000	$1,014.58	$10.29
R
Actual	$1,000	$1,061.20	$8.94
Hypothetical (5% return before expenses)	$1,000	$1,016.12	$8.75
Advisor
Actual	$1,000	$1,064.30	$6.40
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.43%;
C: 2.06%; R: 1.75%; and Advisor: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Semiannual Report

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	FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Highlights
Franklin World Perspectives Fund
	Six Months Ended
	April 30, 2015		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.14	$12.70	$10.10	$9.63	$10.00
Income from investment operations[b]:
Net investment income[c]	0.01	0.04	0.09	0.07	0.05
Net realized and unrealized gains (losses)	0.70	0.58	2.63	0.50	(0.41)
Total from investment operations	0.71	0.62	2.72	0.57	(0.36)
Less distributions from:
Net investment income	(0.11)	(0.18)	(0.12)	(0.10)	(0.01)
Net realized gains	(0.97)	—	—	—	—
Total distributions	(1.08)	(0.18)	(0.12)	(0.10)	(0.01)
Net asset value, end of period	$12.77	$13.14	$12.70	$10.10	$9.63

Total return[d]	6.29%	4.92%	27.17%	5.97%	(3.64)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.92%	1.92%	1.82%	1.98%	2.29%
Expenses net of waiver and payments by affiliates	1.43%[f]	1.39%[f]	1.35%[f]	1.37%	1.33%[f]
Net investment income	0.16%	0.28%	0.76%	0.67%	0.54%

Supplemental data
Net assets, end of period (000’s)	$14,738	$16,438	$17,341	$12,752	$11,796
Portfolio turnover rate	61.43%	79.24%	66.56%	62.96%	71.86%

aFor the period December 16, 2010 (commencement of operations) to October 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

Franklin World Perspectives Fund (continued)
	Six Months Ended
	April 30, 2015				Year Ended October 31,
	(unaudited)		2014		2013		2012	2011	[a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.02		$12.61		$10.04		$9.57	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.03)		(0.05)		0.01		—[d]	(0.01)
Net realized and unrealized gains (losses)	0.70		0.58		2.61		0.52	(0.41)
Total from investment operations	0.67		0.53		2.62		0.52	(0.42)
Less distributions from:
Net investment income	(0.02)		(0.12)		(0.05)		(0.05)	(0.01)
Net realized gains	(0.97)		—		—		—	—
Total distributions	(0.99)		(0.12)		(0.05)		(0.05)	(0.01)
Net asset value, end of period	$12.70		$13.02		$12.61		$10.04	$9.57

Total return[e]	5.91%		4.22%		26.22%		5.38%	(4.14)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.55%		2.59%		2.51%		2.62%	3.00%
Expenses net of waiver and payments by affiliates	2.06	%g	2.06	%g	2.04	%g	2.01%	2.04	%g
Net investment income (loss)	(0.47)%		(0.39)%		0.07%		0.03%	(0.17)%

Supplemental data
Net assets, end of period (000’s)	$3,161		$4,185		$3,849		$2,820	$2,689
Portfolio turnover rate	61.43%		79.24%		66.56%		62.96%	71.86%

aFor the period December 16, 2010 (commencement of operations) to October 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN TEMPLETON INTERNATIONAL TRUST
					FINANCIAL HIGHLIGHTS

Franklin World Perspectives Fund (continued)
	Six Months Ended
	April 30, 2015				Year Ended October 31,
	(unaudited)		2014		2013		2012	2011	[a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.08		$12.65		$10.07		$9.60	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)		(0.01)		0.04		0.03	0.01
Net realized and unrealized gains (losses)	0.70		0.58		2.62		0.51	(0.40)
Total from investment operations	0.69		0.57		2.66		0.54	(0.39)
Less distributions from:
Net investment income	(0.06)		(0.14)		(0.08)		(0.07)	(0.01)
Net realized gains	(0.97)		—		—		—	—
Total distributions	(1.03)		(0.14)		(0.08)		(0.07)	(0.01)
Net asset value, end of period	$12.74		$13.08		$12.65		$10.07	$9.60

Total return[d]	6.12%		4.54%		26.58%		5.70%	(3.94)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.24%		2.28%		2.22%		2.36%	2.71%
Expenses net of waiver and payments by affiliates	1.75	%f	1.75	%f	1.75	%f	1.75%	1.75	%f
Net investment income (loss)	(0.16)%		(0.08)%		0.36%		0.29%	0.12%

Supplemental data
Net assets, end of period (000’s)	$3,185		$3,269		$3,163		$2,517	$2,399
Portfolio turnover rate	61.43%		79.24%		66.56%		62.96%	71.86%

aFor the period December 16, 2010 (commencement of operations) to October 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL HIGHLIGHTS

Franklin World Perspectives Fund (continued)
	Six Months Ended
	April 30, 2015				Year Ended October 31,
	(unaudited)		2014		2013		2012	2011	[a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.17		$12.72		$10.12		$9.64	$10.00
Income from investment operations[b]:
Net investment income[c]	0.02		0.06		0.10		0.08	0.05
Net realized and unrealized gains (losses)	0.71		0.58		2.63		0.51	(0.40)
Total from investment operations	0.73		0.64		2.73		0.59	(0.35)
Less distributions from:
Net investment income	(0.14)		(0.19)		(0.13)		(0.11)	(0.01)
Net realized gains	(0.97)		—		—		—	—
Total distributions	(1.11)		(0.19)		(0.13)		(0.11)	(0.01)
Net asset value, end of period	$12.79		$13.17		$12.72		$10.12	$9.64

Total return[d]	6.43%		5.07%		27.26%		6.25%	(3.54)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.74%		1.78%		1.72%		1.86%	2.21%
Expenses net of waiver and payments by affiliates	1.25	%f	1.25	%f	1.25	%f	1.25%	1.25	%f
Net investment income	0.34%		0.42%		0.86%		0.79%	0.62%

Supplemental data
Net assets, end of period (000’s)	$10,444		$12,818		$13,567		$10,662	$10,047
Portfolio turnover rate	61.43%		79.24%		66.56%		62.96%	71.86%

aFor the period December 16, 2010 (commencement of operations) to October 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN TEMPLETON INTERNATIONAL TRUST

Statement of Investments, April 30, 2015 (unaudited)

Franklin World Perspectives Fund
	Industry	Shares/Units	Value
Common Stocks and
Other Equity Interests 93.5%
Australia 1.6%
Amcor Ltd.	Containers & Packaging	2,883	$30,868
BHP Billiton Ltd.	Metals & Mining	3,340	84,500
BHP Billiton PLC	Metals & Mining	2,400	57,541
Brambles Ltd.	Commercial Services & Supplies	8,439	72,325
Commonwealth Bank of Australia	Banks	1,002	70,468
Computershare Ltd.	IT Services	3,097	30,169
CSL Ltd.	Biotechnology	1,507	108,500
FlexiGroup Ltd.	Consumer Finance	11,565	31,208
Origin Energy Ltd.	Oil, Gas & Consumable Fuels	2,615	26,364
Woolworths Ltd.	Food & Staples Retailing	32	747
			512,690
Belgium 1.9%
Anheuser-Busch InBev NV	Beverages	2,880	351,911
bpost SA	Air Freight & Logistics	8,129	233,273
			585,184
Brazil 0.4%
Ambev SA	Beverages	3,100	19,506
BRF SA	Food Products	800	17,116
CETIP SA Mercados Organizados	Capital Markets	3,800	43,617
Cielo SA	IT Services	900	12,540
Fleury SA	Health Care Providers & Services	1,300	7,070
JBS SA	Food Products	1,300	6,711
Souza Cruz SA	Tobacco	1,100	10,050
Ultrapar Participacoes SA	Oil, Gas & Consumable Fuels	600	13,822
			130,432
Canada 3.3%
Agrium Inc.	Chemicals	175	18,127
Alimentation Couche-Tard Inc., B	Food & Staples Retailing	600	22,961
ARC Resources Ltd.	Oil, Gas & Consumable Fuels	225	4,603
ATCO Ltd., I	Multi-Utilities	350	13,263
Bank of Montreal	Banks	675	44,088
Bank of Nova Scotia	Banks	750	41,349
Baytex Energy Corp.	Oil, Gas & Consumable Fuels	375	7,324
Bonavista Energy Corp.	Oil, Gas & Consumable Fuels	2,150	14,805
Brookfield Asset Management Inc., A	Real Estate Management & Development	1,075	57,877
Calfrac Well Services Ltd.	Energy Equipment & Services	1,575	13,104
Canadian Energy Services & Technology Corp., A	Energy Equipment & Services	1,200	6,056
Canadian Imperial Bank of Commerce	Banks	675	54,190
Canadian National Railway Co.	Road & Rail	1,125	72,623
Canadian Natural Resources Ltd.	Oil, Gas & Consumable Fuels	900	29,899
Canadian Pacific Railway Ltd.	Road & Rail	175	33,358
CanElson Drilling Inc.	Energy Equipment & Services	1,525	5,813
Cenovus Energy Inc.	Oil, Gas & Consumable Fuels	900	16,952
[a]Crew Energy Inc.	Oil, Gas & Consumable Fuels	2,100	9,310
Enbridge Inc.	Oil, Gas & Consumable Fuels	950	49,643
Franco-Nevada Corp.	Metals & Mining	350	18,168
Gildan Activewear Inc.	Textiles, Apparel & Luxury Goods	300	9,507
Home Capital Group Inc.	Thrifts & Mortgage Finance	225	8,879

franklintempleton.com Semiannual Report | 17

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)
	Industry	Shares/Units	Value
Common Stocks and
Other Equity Interests (continued)
Canada (continued)
IGM Financial Inc.	Capital Markets	400	$15,125
[a]Kelt Exploration Ltd.	Oil, Gas & Consumable Fuels	1,150	8,872
Keyera Corp.	Oil, Gas & Consumable Fuels	300	10,558
MacDonald Dettwiler and Associates Ltd.	Aerospace & Defense	415	32,939
Major Drilling Group International Inc.	Metals & Mining	1,275	6,836
Metro Inc., A	Food & Staples Retailing	925	26,736
Mullen Group Ltd.	Energy Equipment & Services	500	8,668
[a]Nuvista Energy Ltd.	Oil, Gas & Consumable Fuels	3,125	23,151
Onex Corp.	Diversified Financial Services	450	27,091
Peyto Exploration & Development Corp.	Oil, Gas & Consumable Fuels	325	9,445
Potash Corp. of Saskatchewan Inc.	Chemicals	525	17,141
Power Corp. of Canada	Insurance	1,200	32,965
Power Financial Corp.	Insurance	975	30,153
Restaurant Brands International Inc.	Hotels, Restaurants & Leisure	400	16,318
Rogers Communications Inc., B	Wireless Telecommunication Services	350	12,501
Royal Bank of Canada	Banks	750	49,789
Saputo Inc.	Food Products	675	19,997
Savanna Energy Services Corp.	Energy Equipment & Services	2,425	4,019
Thomson Reuters Corp.	Media	875	35,943
The Toronto-Dominion Bank	Banks	1,100	50,773
[a]Tourmaline Oil Corp.	Oil, Gas & Consumable Fuels	500	17,253
TransCanada Corp.	Oil, Gas & Consumable Fuels	550	25,523
			1,033,695
Chile 0.1%
iShares MSCI Chile Capped ETF	Foreign Equity	1,095	46,231
China 2.6%
[a]Alibaba Group Holding Ltd., ADR	Internet Software & Services	1,084	88,118
[a]Baidu Inc., ADR	Internet Software & Services	438	87,723
Brilliance China Automotive Holdings Ltd.	Automobiles	34,000	64,048
China Construction Bank Corp., H	Banks	41,000	39,940
China Merchants Bank Co. Ltd., H	Banks	23,002	70,041
China Overseas Land & Investment Ltd.	Real Estate Management & Development	36,000	150,495
China Resources Land Ltd.	Real Estate Management & Development	6,444	23,530
[a]Ctrip.com International Ltd., ADR	Internet & Catalog Retail	548	34,897
[a]JD.com Inc., ADR	Internet & Catalog Retail	547	18,357
Ping An Insurance (Group) Co. of China Ltd.	Insurance	8,000	115,401
Tencent Holdings Ltd.	Internet Software & Services	4,700	97,573
[a]Vipshop Holdings Ltd., ADR	Internet & Catalog Retail	619	17,512
			807,635
Egypt 0.1%
[b]Eastern Tobacco	Tobacco	390	9,967
[b]Talaat Moustafa Group	Real Estate Management & Development	6,910	8,975
			18,942
Euro Community 0.6%
iShares MSCI Emerging Markets Eastern Europe
ETF	Foreign Equity	9,163	182,344

18 | Semiannual Report

franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)
	Industry	Shares/Units	Value
Common Stocks and
Other Equity Interests (continued)
Finland 0.6%
Outotec OYJ	Construction & Engineering	26,392	$185,082
France 5.0%
Euler Hermes Group	Insurance	2,049	224,160
Eutelsat Communications	Media	8,504	296,563
Legrand SA	Electrical Equipment	4,155	240,752
Neopost SA	Technology Hardware, Storage & Peripherals	2,088	100,637
Sanofi	Pharmaceuticals	4,009	410,245
Schneider Electric SE	Electrical Equipment	1,784	133,796
Vinci SA	Construction & Engineering	2,581	158,759
			1,564,912
Germany 2.0%
BRAAS Monier Building Group SA	Construction Materials	9,299	255,736
GFK AG	Media	4,648	178,363
Takkt AG	Internet & Catalog Retail	10,780	196,736
			630,835
Hong Kong 1.1%
AIA Group Ltd.	Insurance	23,200	155,058
Hong Kong Exchanges & Clearing Ltd.	Diversified Financial Services	2,942	112,587
Samsonite International SA	Textiles, Apparel & Luxury Goods	12,000	43,895
Techtronic Industries Co. Ltd.	Household Durables	8,000	28,282
			339,822
India 1.7%
[c]Franklin India Growth Fund, Class R6	Foreign Equity	42,949	546,307
Indonesia 0.6%
Bank Central Asia Tbk PT	Banks	50,100	52,081
Bank Mandiri Persero Tbk PT	Banks	27,300	22,640
Kalbe Farma Tbk PT	Pharmaceuticals	243,700	33,747
Matahari Department Store Tbk PT	Multiline Retail	20,200	27,271
Mayora Indah Tbk PT	Food Products	10,900	21,463
Surya Citra Media Tbk PT	Media	156,985	35,121
			192,323
Italy 3.6%
Banca Generali	Capital Markets	9,349	314,282
Cerved Information Solutions SpA	Diversified Financial Services	18,364	133,935
[a]Ei TOWERS	Communications Equipment	2,617	158,859
Prysmian SpA	Electrical Equipment	14,468	297,079
Snam SpA	Gas Utilities	43,968	229,700
			1,133,855
Japan 5.6%
Coca-Cola West Company Ltd.	Beverages	3,603	57,520
Fuji Heavy Industries Ltd.	Automobiles	1,596	53,799
Hitachi Ltd.	Electronic Equipment, Instruments & Components	8,960	61,487
Hokuriku Electric Power Co.	Electric Utilities	2,884	42,853
Hoya Corp.	Electronic Equipment, Instruments & Components	1,493	58,037
INPEX Corp.	Oil, Gas & Consumable Fuels	1,301	16,455
ITOCHU Corp.	Trading Companies & Distributors	8,592	106,509

franklintempleton.com Semiannual Report | 19

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)
	Industry	Shares/Units	Value
Common Stocks and
Other Equity Interests (continued)
Japan (continued)
KDDI Corp.	Wireless Telecommunication Services	1,785	$42,461
Keio Corp.	Road & Rail	11,789	91,437
Keyence Corp.	Electronic Equipment, Instruments & Components	127	68,377
Komatsu Ltd.	Machinery	3,501	70,993
Mitsubishi Estate Co. Ltd.	Real Estate Management & Development	3,651	86,329
Mitsubishi UFJ Financial Group Inc.	Banks	13,602	97,512
Nippon Steel Sumitomo Metal Corp.	Metals & Mining	18,841	49,395
Oriental Land Co. Ltd.	Hotels, Restaurants & Leisure	730	49,576
Panasonic Corp.	Household Durables	4,833	69,789
Seven & I Holdings Co. Ltd.	Food & Staples Retailing	1,585	68,702
Shin-Etsu Chemical Co. Ltd.	Chemicals	824	50,762
SoftBank Corp.	Wireless Telecommunication Services	810	50,918
Sumitomo Mitsui Financial Group Inc.	Banks	2,175	95,497
T&D Holdings Inc.	Insurance	5,355	77,797
Taisei Corp.	Construction & Engineering	10,376	60,401
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	2,154	111,083
Toyota Industries Corp.	Auto Components	1,283	73,290
Toyota Motor Corp.	Automobiles	2,249	157,443
			1,768,422
Kuwait 0.1%
[b]Jazeera Airways	Airlines	3,250	5,603
Kuwait Projects Co. Holding KSC	Diversified Financial Services	4,667	10,213
Mabanee Co. SAKC	Real Estate Management & Development	2,719	8,745
			24,561
Luxembourg 0.1%
L’Occitane International SA	Specialty Retail	11,750	34,793
Malaysia 0.2%
[d]7-Eleven Malaysia Holdings Bhd., 144A	Food & Staples Retailing	73,600	34,295
Nestle (Malaysia) Bhd.	Food Products	1,600	33,280
			67,575
Mexico 0.5%
iShares MSCI Mexico Capped ETF	Foreign Equity	2,526	148,049
Netherlands 0.9%
[a]NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	3,100	297,972
Norway 0.8%
TGS Nopec Geophysical Co. ASA	Energy Equipment & Services	10,462	265,727
Oman 0.0%†
Bank Muscat SAOG	Banks	6,103	8,306
Singapore 0.3%
DBS Group Holdings Ltd.	Banks	4,447	70,852
Singapore Technologies Engineering Ltd.	Aerospace & Defense	6,000	16,409
			87,261
South Africa 0.8%
iShares MSCI South Africa ETF	Foreign Equity	3,474	245,577

20 | Semiannual Report

franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)
	Industry	Shares/Units	Value
Common Stocks and
Other Equity Interests (continued)
South Korea 1.1%
Amorepacific Corp.	Personal Products	50	$18,026
[a,d]Cheil Industries Inc., 144A	Industrial Conglomerates	162	23,834
Hyundai Glovis Co. Ltd.	Air Freight & Logistics	87	19,058
Hyundai Motor Co.	Automobiles	229	35,923
Hyundai Wia Corp.	Auto Components	207	29,302
Lotte Chemical Corp.	Chemicals	119	27,725
Naver Corp.	Internet Software & Services	46	27,754
POSCO	Metals & Mining	67	15,672
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	90	117,791
[d]Samsung SDS Co. Ltd., 144A	IT Services	124	29,466
Shinsegae International Co. Ltd.	Specialty Retail	179	17,778
			362,329
Spain 2.1%
[a]Applus Services SA	Professional Services	18,571	224,733
Cia de Distribucion Integral Logista Holdings SA	Air Freight & Logistics	1,338	28,600
[a]Mediaset Espana Comunicacion SA	Media	15,737	213,923
Tecnicas Reunidas SA	Energy Equipment & Services	4,209	196,276
			663,532
Sri Lanka 0.1%
Nestle Lanka PLC	Food Products	2,132	36,786
Switzerland 0.5%
Roche Holding AG	Pharmaceuticals	525	151,543
Taiwan 1.6%
[a]E Ink Holdings Inc.	Electronic Equipment, Instruments & Components	82,000	37,363
Epistar Corp.	Semiconductors & Semiconductor Equipment	17,000	26,653
[a]G Tech Optoelectronics Corp.	Electronic Equipment, Instruments & Components	27,000	23,723
GeoVision Inc.	Electronic Equipment, Instruments & Components	5,000	17,475
Ginko International Co. Ltd.	Health Care Equipment & Supplies	2,000	29,396
Hota Industrial Manufacturing Co. Ltd.	Auto Components	25,000	63,284
Lion Travel Service Co. Ltd.	Hotels, Restaurants & Leisure	9,000	38,950
Poya Co. Ltd.	Multiline Retail	5,000	53,648
ScinoPharm Taiwan Ltd.	Pharmaceuticals	30,000	50,366
St. Shine Optical Co. Ltd.	Health Care Equipment & Supplies	2,000	35,472
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	20,570	98,765
Yuanta Financial Holding Co. Ltd.	Capital Markets	46,000	26,819
			501,914
Thailand 1.0%
BEC World PCL, fgn.	Media	25,100	30,596
Bumrungrad Hospital PCL, fgn.	Health Care Providers & Services	9,700	47,149
CP ALL PCL, fgn.	Food & Staples Retailing	24,100	30,654
Kasikornbank PCL, fgn.	Banks	10,900	69,321
Major Cineplex Group PCL, fgn.	Media	21,100	21,407
The Siam Cement PCL, fgn.	Construction Materials	3,900	63,071
Siam Commercial Bank PCL, fgn.	Banks	11,090	53,401
			315,599

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Semiannual Report | 21

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)
	Industry	Shares/Units	Value
Common Stocks and
Other Equity Interests (continued)
United Arab Emirates 0.2%
Air Arabia PJSC	Airlines	26,750	$11,944
Emaar Properties PJSC	Real Estate Management & Development	8,129	18,237
Emirates NBD PJSC	Banks	3,180	8,571
First Gulf Bank PJSC	Banks	3,110	12,913
			51,665
United Kingdom 8.0%
Ashtead Group PLC	Trading Companies & Distributors	3,400	58,800
AstraZeneca PLC	Pharmaceuticals	750	51,796
Avon Rubber PLC	Aerospace & Defense	5,000	59,439
BG Group PLC	Oil, Gas & Consumable Fuels	3,100	56,302
Bodycote PLC	Machinery	4,500	47,551
Bovis Homes Group PLC	Household Durables	3,500	50,128
BP PLC	Oil, Gas & Consumable Fuels	8,300	59,928
British American Tobacco PLC	Tobacco	1,020	56,281
Card Factory PLC	Specialty Retail	10,186	49,594
Clipper Logistics Group Ltd.	Commercial Services & Supplies	22,000	64,201
Compass Group PLC	Hotels, Restaurants & Leisure	2,960	52,600
Dixons Carphone PLC	Specialty Retail	9,150	59,629
Essentra PLC	Chemicals	3,500	51,660
GlaxoSmithKline PLC	Pharmaceuticals	2,100	48,849
Gooch & Housego PLC	Electronic Equipment, Instruments & Components	5,000	55,331
IMI PLC	Machinery	2,950	56,727
Imperial Tobacco Group PLC	Tobacco	1,200	58,831
Inchcape PLC	Distributors	4,500	57,504
Lavendon Group PLC	Trading Companies & Distributors	20,000	53,449
Micro Focus International PLC	Software	3,000	57,919
Next PLC	Multiline Retail	450	50,800
Reed Elsevier NV	Media	11,322	273,577
Reed Elsevier PLC	Media	3,300	54,841
Regus PLC	Commercial Services & Supplies	15,000	57,481
Restaurant Group PLC	Hotels, Restaurants & Leisure	5,000	52,221
Restore PLC	Commercial Services & Supplies	15,000	55,984
Rio Tinto Ltd.	Metals & Mining	1,651	74,668
Rio Tinto PLC	Metals & Mining	1,325	58,712
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	1,800	56,937
RWS Holdings PLC	Professional Services	20,000	42,314
The Sage Group PLC	Software	7,350	54,864
Scapa Group PLC	Chemicals	21,000	52,896
SIG PLC	Trading Companies & Distributors	17,500	52,171
Smith & Nephew PLC	Health Care Equipment & Supplies	3,040	52,154
Smiths Group PLC	Industrial Conglomerates	2,800	49,241
Spire Healthcare Group PLC	Health Care Providers & Services	10,000	49,026
St. James’s Place Capital PLC	Insurance	3,700	50,719
Ted Baker PLC	Textiles, Apparel & Luxury Goods	1,200	52,565
Topps Tiles PLC	Specialty Retail	30,000	53,104
Unite Group PLC	Real Estate Management & Development	6,000	55,200
Urban & Civic PLC	Real Estate Management & Development	13,000	51,913
Workspace Group PLC	Real Estate Investment Trusts (REITs)	4,000	51,852
			2,509,759

22 | Semiannual Report

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)
	Industry	Shares/Units	Value
Common Stocks and
Other Equity Interests (continued)
United States 44.4%
[a]Actavis PLC	Pharmaceuticals	2,200	$622,292
Advance Auto Parts Inc.	Specialty Retail	1,600	228,800
[a]Affiliated Managers Group Inc.	Capital Markets	1,350	305,275
[a]Amazon.com Inc.	Internet & Catalog Retail	590	248,850
Apple Inc.	Technology Hardware, Storage & Peripherals	7,690	962,403
[a]Biogen Inc.	Biotechnology	1,160	433,759
[a]BioMarin Pharmaceutical Inc.	Biotechnology	610	68,351
Bristol-Myers Squibb Co.	Pharmaceuticals	2,690	171,434
[a]Cavium Inc.	Semiconductors & Semiconductor Equipment	3,100	200,849
[a]Celgene Corp.	Biotechnology	4,250	459,255
[a]Cerner Corp.	Health Care Technology	3,500	251,335
[a]Charter Communications Inc., A	Media	850	159,001
[a]Chipotle Mexican Grill Inc.	Hotels, Restaurants & Leisure	170	105,628
[a]Cognizant Technology Solutions Corp., A	IT Services	790	46,247
Constellation Brands Inc., A	Beverages	1,960	227,242
[a]CoStar Group Inc.	Internet Software & Services	660	134,924
Cytec Industries Inc.	Chemicals	1,920	106,157
[a]DexCom Inc.	Health Care Equipment & Supplies	1,700	114,869
Ecolab Inc.	Chemicals	2,250	251,955
[a]Edwards Lifesciences Corp.	Health Care Equipment & Supplies	1,000	126,650
[a]Electronic Arts Inc.	Software	3,400	197,506
[a]Envision Healthcare Holdings Inc.	Health Care Providers & Services	6,560	249,018
[a]Facebook Inc., A	Internet Software & Services	3,280	258,366
[a]FleetCor Technologies Inc.	IT Services	1,300	209,157
[a]FMC Technologies Inc.	Energy Equipment & Services	1,520	67,032
Harris Corp.	Communications Equipment	730	58,575
[a]HD Supply Holdings Inc.	Trading Companies & Distributors	7,300	240,900
Honeywell International Inc.	Aerospace & Defense	1,500	151,380
[a]IDEXX Laboratories Inc.	Health Care Equipment & Supplies	650	81,491
[a]IHS Inc., A	Professional Services	1,910	239,648
[a]Illumina Inc.	Life Sciences Tools & Services	1,130	208,202
Intercontinental Exchange Inc.	Diversified Financial Services	630	141,454
[a]Jazz Pharmaceuticals PLC	Pharmaceuticals	610	109,007
Kansas City Southern	Road & Rail	1,450	148,610
[a]LinkedIn Corp., A	Internet Software & Services	1,200	302,556
MasterCard Inc., A	IT Services	4,900	442,029
McKesson Corp.	Health Care Providers & Services	1,670	373,078
Medtronic PLC	Health Care Equipment & Supplies	1,960	145,922
[a]Mobileye NV	Software	1,190	53,383
[a]Monster Beverage Corp.	Beverages	1,130	154,934
NIKE Inc., B	Textiles, Apparel & Luxury Goods	3,100	306,404
[a]Palo Alto Networks Inc.	Communications Equipment	1,900	280,668
[a]Prestige Brands Holdings Inc.	Pharmaceuticals	2,780	109,115
[a]The Priceline Group Inc.	Internet & Catalog Retail	230	284,696
[a]Quintiles Transnational Holdings Inc.	Life Sciences Tools & Services	2,350	154,818
[a]Regeneron Pharmaceuticals Inc.	Biotechnology	220	100,641
Roper Technologies Inc.	Industrial Conglomerates	900	151,353
[a]Salesforce.com Inc.	Software	3,530	257,055
[a]ServiceNow Inc.	Software	2,300	172,178
[a]Signature Bank	Banks	1,577	211,460

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Semiannual Report | 23

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)
	Industry	Shares/Units	Value
Common Stocks and
Other Equity Interests (continued)
United States (continued)
Skyworks Solutions Inc.	Semiconductors & Semiconductor Equipment	1,550	$142,988
[a]Spirit Airlines Inc.	Airlines	2,000	136,940
Starbucks Corp.	Hotels, Restaurants & Leisure	1,500	74,370
[a]Stericycle Inc.	Commercial Services & Supplies	1,800	240,174
[a]SVB Financial Group	Banks	1,100	146,036
[a]Tesla Motors Inc.	Automobiles	240	54,252
Tractor Supply Co.	Specialty Retail	1,470	126,508
[a]TRI Pointe Homes Inc.	Household Durables	7,820	111,670
[a]Twitter Inc.	Internet Software & Services	2,300	89,608
[a]Under Armour Inc., A	Textiles, Apparel & Luxury Goods	2,160	167,508
[a]Valeant Pharmaceuticals International Inc.	Pharmaceuticals	1,600	347,088
Vanguard Consumer Discretionary ETF	Diversified Consumer Services	1,544	188,229
Vanguard Financials ETF	Diversified Financial Services	4,816	236,562
Visa Inc., A	IT Services	5,290	349,404
The Walt Disney Co.	Media	3,000	326,160
Whole Foods Market Inc.	Food & Staples Retailing	2,250	107,460
[a]Zebra Technologies Corp., A	Electronic Equipment, Instruments & Components	880	81,030
			14,011,899
Total Common Stocks and Other Equity
Interests (Cost $23,176,357)			29,463,558
[e]Participatory Notes 0.2%
Saudi Arabia 0.2%
HSBC Bank PLC,
Banque Saudi Fransi, 1/22/18	Banks	1,552	15,974
[d]Samba Financial Group, 144A, 6/29/17	Banks	2,276	18,692
[d]Saudi Basic Industries Corp., 144A, 10/31/16	Chemicals	413	11,976
Yanbu National Petrochemicals Co., 7/31/17	Chemicals	575	8,203
Merrill Lynch International & Co. CV, Al Tayyar Travel
Group, 6/10/15	Hotels, Restaurants & Leisure	537	15,572
Total Participatory Notes
(Cost $63,698)			70,417
Preferred Stocks 1.2%
Brazil 0.5%
Banco Bradesco SA, pfd.	Banks	3,020	32,266
Cia de Saneamento do Parana, pfd.	Water Utilities	7,800	12,957
Companhia Brasileira de Distribuicao, pfd., A	Food & Staples Retailing	800	27,109
Gerdau SA, pfd.	Metals & Mining	3,900	13,021
Itau Unibanco Holding SA, pfd.	Banks	3,400	43,522
[a]Petroleo Brasileiro SA, pfd.	Oil, Gas & Consumable Fuels	2,900	12,573
Suzano Papel e Celulose SA, pfd., A	Paper & Forest Products	2,400	12,040
Telefonica Brasil SA, pfd.	Diversified Telecommunication Services	900	14,950
			168,438
Germany 0.5%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	1,279	148,318
South Korea 0.2%
Samsung Electronics Co. Ltd., pfd.	Technology Hardware, Storage & Peripherals	61	61,717
Total Preferred Stocks (Cost $385,023)			378,473

24 | Semiannual Report franklintempleton.com

	FRANKLIN TEMPLETON INTERNATIONAL TRUST
	STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)
		Principal
	Industry	Amount*		Value
Convertible Bonds (Cost $233) 0.0%†
Oman 0.0%†
[f]Bank Muscat SAOG, cvt., 3.50%, 3/19/18	Banks	820	OMR	$213
Total Investments before Short Term
Investments (Cost $23,625,311)				29,912,661
Short Term Investments
(Cost $1,170,000) 3.7%
U.S. Government and Agency Securities 3.7%
United States 3.7%
[g]FHLB, 5/01/15		1,170,000		1,170,000
Total Investments
(Cost $24,795,311) 98.6%				31,082,661
Other Assets, less Liabilities 1.4%				445,160
Net Assets 100.0%				$31,527,821

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
cSee Note 3(f) regarding investments in Franklin India Growth Fund.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At April 30, 2015, the aggregate value of these securities was $118,263, representing 0.38% of net assets.
eSee Note 1(e) regarding Participatory Notes.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2015, the value of this security was $213, representing less than
0.01% of net assets.
gThe security is traded on a discount basis with no stated coupon rate.

At April 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Japanese Yen	BKF	Sell	149,622,192	$1,258,000	8/03/15	$3,265	$ —
Net unrealized appreciation (depreciation)						$3,265
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 39.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Statements

Statement of Assets and Liabilities
April 30, 2015 (unaudited)

Franklin World Perspectives Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$24,341,145
Cost - Non-controlled affiliated issuers (Note 3f)	454,166
Total cost of investments	$24,795,311
Value - Unaffiliated issuers	$30,536,354
Value - Non-controlled affiliated issuers (Note 3f)	546,307
Total value of investments	31,082,661
Cash	415,675
Foreign currency, at value (cost $253,419)	252,152
Receivables:
Investment securities sold	797,612
Capital shares sold	124,671
Dividends and interest	60,803
Unrealized appreciation on forward exchange contracts	3,265
Other assets	16
Total assets	32,736,855
Liabilities:
Payables:
Investment securities purchased	1,162,507
Management fees	14,693
Distribution fees	5,337
Transfer agent fees	1,809
Accrued expenses and other liabilities	24,688
Total liabilities	1,209,034
Net assets, at value	$31,527,821
Net assets consist of:
Paid-in capital	$23,363,485
Distributions in excess of net investment income	(362,922)
Net unrealized appreciation (depreciation)	6,289,014
Accumulated net realized gain (loss)	2,238,244
Net assets, at value	$31,527,821

26 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
April 30, 2015 (unaudited)

Class A:
Net assets, at value	$14,737,549
Shares outstanding	1,154,003
Net asset value per share[a]	$12.77
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.55
Class C:
Net assets, at value	$3,161,298
Shares outstanding	248,843
Net asset value and maximum offering price per share[a]	$12.70
Class R:
Net assets, at value	$3,185,239
Shares outstanding	250,000
Net asset value and maximum offering price per share	$12.74
Advisor Class:
Net assets, at value	$10,443,735
Shares outstanding	816,809
Net asset value and maximum offering price per share	$12.79

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 27

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended April 30, 2015 (unaudited)

Franklin World Perspectives Fund

Investment income:
Dividends: (net of foreign taxes of $13,686)
Unaffiliated issuers	$247,913
Non-controlled affiliated issuers (Note 3f)	5,840
Interest	55
Total investment income	253,808
Expenses:
Management fees (Note 3a)	168,565
Distribution fees: (Note 3c)
Class A	13,279
Class C	14,043
Class R	7,764
Transfer agent fees: (Note 3e)
Class A	4,459
Class C	1,075
Class R	962
Advisor Class	3,438
Custodian fees (Note 4)	2,377
Reports to shareholders	12,418
Registration and filing fees	29,364
Professional fees	34,912
Other	22,388
Total expenses	315,044
Expense reductions (Note 4)	(5)
Expenses waived/paid by affiliates (Notes 3f and 3g)	(79,778)
Net expenses	235,261
Net investment income	18,547
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	2,109,212
Non-controlled affiliated issuers (Note 3f)	101,378
Foreign currency transactions	184,389
Net realized gain (loss)	2,394,979
Net change in unrealized appreciation (depreciation) on:
Investments	(529,658)
Translation of other assets and liabilities denominated in foreign currencies	(128,166)
Net change in unrealized appreciation (depreciation)	(657,824)
Net realized and unrealized gain (loss)	1,737,155
Net increase (decrease) in net assets resulting from operations	$1,755,702

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN TEMPLETON INTERNATIONAL TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin World Perspectives Fund

	Six Months Ended
	April 30, 2015	Year Ended
	(unaudited)	October 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$18,547	$85,949
Net realized gain (loss) from investments and foreign currency transactions	2,394,979	3,367,275
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	(657,824)	(1,660,154)
Net increase (decrease) in net assets resulting from operations	1,755,702	1,793,070
Distributions to shareholders from:
Net investment income:
Class A	(119,795)	(252,661)
Class C	(5,008)	(36,819)
Class R	(15,000)	(34,550)
Advisor Class	(135,351)	(203,228)
Net realized gains:
Class A	(1,065,905)	—
Class C	(316,786)	—
Class R	(243,575)	—
Advisor Class	(970,366)	—
Total distributions to shareholders	(2,871,786)	(527,258)
Capital share transactions: (Note 2)
Class A	(1,396,122)	(1,485,847)
Class C	(857,610)	205,295
Advisor Class	(1,813,273)	(1,194,694)
Total capital share transactions	(4,067,005)	(2,475,246)
Net increase (decrease) in net assets	(5,183,089)	(1,209,434)
Net assets:
Beginning of period	36,710,910	37,920,344
End of period	$31,527,821	$36,710,910
Distributions in excess of net investment income included in net assets:
End of period	$(362,922)	$(106,315)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Notes to Financial Statements (unaudited)

Franklin World Perspectives Fund

1. Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin World Perspectives Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used

30 | Semiannual Report

franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)

in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At April 30, 2015, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

e. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)

2. Shares of Beneficial Interest

At April 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2015[a]		October 31, 2014[a]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	78,100	$966,678	224,626	$2,908,136
Shares issued in reinvestment of distributions	50,522	584,534	6,358	79,857
Shares redeemed	(225,960)	(2,947,334)	(344,821)	(4,473,840)
Net increase (decrease)	(97,338)	$(1,396,122)	(113,837)	$(1,485,847)

Class C Shares:
Shares sold	12,216	$152,072	37,978	$487,682
Shares issued in reinvestment of distributions	6,450	74,369	607	7,594
Shares redeemed	(91,322)	(1,084,051)	(22,330)	(289,981)
Net increase (decrease)	(72,656)	$(857,610)	16,255	$205,295

Advisor Class Shares:
Shares sold	38,000	$502,326	63,296	$827,884
Shares issued in reinvestment of distributions	3,462	40,057	499	6,274
Shares redeemed	(198,182)	(2,355,656)	(156,666)	(2,028,852)
Net increase (decrease)	(156,720)	$(1,813,273)	(92,871)	$(1,194,694)

aDuring the period Class R did not report any share transactions.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Investimentos (Brasil) Ltda. (FTI Brasil)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager
Franklin Templeton Investments (ME) Limited (FTIME)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.000%	Over $1 billion, up to and including $4 billion
0.950%	In excess of $4 billion

Under a subadvisory agreement, FTI Brasil, FTIML, FT Korea, FTIC, FTIME and TAML, affiliates of Advisers, provide subad-visory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$1,856
CDSC retained	$12

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended April 30, 2015, the Fund paid transfer agent fees of $9,934, of which $5,602 was retained by Investor Services.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)

3. Transactions with Affiliates (continued)

f. Investments in Franklin India Growth Fund

The Fund invests in Franklin India Growth Fund (India Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the India Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the India Fund. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
	Number			Number				Affiliated
	of Shares			of Shares				Fund Shares
	Held at			Held	Value			Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Realized	Held at End
Fund Name	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period
Non-Controlled Affiliates
Franklin India Growth Fund,
Class R6
(Value is 1.73% of Net Assets)	58,608	27,423	(43,082)	42,949	$546,307	$5,840	$101,378	0.39%

g. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.25% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 29, 2016.

h. Other Affiliated Transactions

At April 30, 2015, Franklin Resources, Inc. owned 68.09% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$25,206,539

Unrealized appreciation	$6,598,803
Unrealized depreciation	(722,681)
Net unrealized appreciation (depreciation)	$5,876,122

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2015, aggregated $19,422,543 and $27,344,835, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At April 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on	$3,265	Unrealized depreciation on	$ —
	forward exchange contracts		forward exchange contracts

For the period ended April 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency	$214,089	$(126,565)
transactions / Net change in unrealized appreciation
(depreciation) on translation of other assets and
liabilities denominated in foreign currencies

For the period ended April 30, 2015, the average month end fair value of derivatives represented 0.12% of average month end net assets. The average month end number of open derivative contracts for the period was 1.

See Note 1(d) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)

9. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended April 30, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$29,842,031	$—	$—	$29,842,031
Participatory Notes	—	70,417	—	70,417
Convertible Bonds	—	—	213	213
Short Term Investments	—	1,170,000	—	1,170,000
Total Investments in Securities	$29,842,031	$1,240,417	$213	$31,082,661
Other Financial Instruments
Forward Exchange Contracts	$—	$3,265	$—	$3,265

[a]lncludes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin World Perspectives Fund (continued)

Abbreviations
Counterparty	Currency	Selected Portfolio
BKF Deutsche Bank AG	OMR Omani Rial	ADR	American Depositary Receipt
		ETF	Exchange Traded Fund
		FHLB	Federal Home Loan Bank

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FRANKLIN TEMPLETON INTERNATIONAL TRUST FRANKLIN WORLD PERSPECTIVES FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Franklin World Perspectives Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, as noted later with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the

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FRANKLIN WORLD PERSPECTIVES FUND

SHAREHOLDER INFORMATION

changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2015, and previous periods ended that date of up to 10 years unless otherwise noted. The performance universe for the Fund consisted of the Fund and all retail and institutional global multi-cap growth funds as selected by Lipper. The Fund has been in operation for only four years and the Lipper report showed its total return to be in the second-lowest performing quintile of such universe for the one-year period ended January 31, 2015, and on an annualized basis to be in the middle performing quintile of such universe during each of the previous three- and four-year periods. The Board discussed with management its ongoing review of allocations to countries and regions. It found the Fund’s overall comparative performance as set forth in the Lipper report to be acceptable, noting its relatively short period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual management fee rate to be within five basis points of the median of its Lipper expense group and actual total expense ratio to be below the median of its Lipper expense group. The Board was satisfied with the expenses of the Fund and noted that the Fund benefited from a waiver of fees.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing

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Semiannual Report | 41

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN WORLD PERSPECTIVES FUND
SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $33 million on December 31, 2014, and the Board believed the size of the Fund afforded no meaningful economies of scale.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

42 | Semiannual Report

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.                            N/A

Item 5. Audit Committee of Listed Registrants.               N/A

Item 6. Schedule of Investments.                            N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                  N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                                     N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By    /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  June 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  June 25, 2015

By    /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  June 25, 2015